SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.a-11(c) or ss. 240.a-12

                               Genta Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       1)    Title of each class of securities to which transaction applies:

             -----------------------------------------------------------------
       2)    Aggregate number of securities to which transaction applies:

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       3)    Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -----------------------------------------------------------------
       4)    Proposed maximum aggregate value of transaction:

             -----------------------------------------------------------------
       5)   Total fee paid:

            -----------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)       Amount Previously Paid:

                ---------------------------------------------------------------
       2)       Form, Schedule or Registration Statement No.:

                ---------------------------------------------------------------
       3)       Filing Party:

                ---------------------------------------------------------------
       4)       Date Filed:

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
                                      GENTA
                           3550 GENERAL ATOMICS COURT
                               SAN DIEGO, CA 92121
                                 (619) 455-2700

                                                                  June 22, 1998


Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders which will be held on July 14, 1998, at 11:00 a.m. at the Harborside Hyatt Conference Center & Hotel, 101 Harborside Drive, Boston, Massachusetts.

        Proposal One would permit the Company to effectuate a reverse stock split of the Company's outstanding Common Stock to the extent deemed necessary by the Board of Directors to permit Genta to meet the minimum bid price requirement necessary to allow Genta's Common Stock to remain listed on the Nasdaq Stock Market, Inc., among other things. FURTHERMORE, UNLESS THE REVERSE STOCK SPLIT PROPOSAL IS APPROVED, THE COMPANY MIGHT HAVE INSUFFICIENT AUTHORIZED BUT UNISSUED SHARES OF COMMON STOCK TO SATISFY THE CONVERSION INTO COMMON STOCK OF ALL OUTSTANDING SERIES D PREFERRED STOCK. YOUR VOTE IS THEREFORE ESPECIALLY IMPORTANT.

        The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

        After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the prepaid envelope to ensure that your shares will be represented at the meeting. If you have any questions or need assistance in voting your shares, please call our proxy solicitor, MacKenzie Partners, Inc., at (800) 322- 2885 or (212) 929-5500 (call collect).

        A copy of the Company's Form 10-K, as amended, for the year ended December 31, 1997, is enclosed.

        The Board of Directors and Management look forward to seeing you at the meeting.


                                            Sincerely yours,


                                            /s/ Kenneth G. Kasses, Ph.D.
                                            ----------------------------
                                            Kenneth G. Kasses, Ph.D.
                                            President and
                                            Chief Executive Officer

                               GENTA INCORPORATED

                    Notice of Annual Meeting of Stockholders
                            to be held July 14, 1998


               The Annual Meeting of Stockholders ("Annual Meeting") of Genta Incorporated (the "Company") will be held at the Harborside Hyatt Conference Center & Hotel, 101 Harborside Drive, Boston, Massachusetts on July 14, 1998 at 11:00 a.m., for the following purposes:


        1. To consider and vote upon alternate proposals to amend the Company's Restated Certificate of Incorporation, as amended, to effectuate a two for three, one for two, two for five, one for three, one for four, one for five, one for seven or one for ten reverse stock split (if approved, shares of outstanding Common Stock will be converted into a lesser number of shares of Common Stock and the conversion ratios of the outstanding shares of Preferred Stock will be commensurately adjusted).

        2. To consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation, as amended, to remove the requirement that stockholder action be taken at a meeting.

        3. To consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation, as amended, to remove the classification of the Board of Directors.

        4.      To elect four Class I directors.

        5. To adopt the 1998 Stock Incentive Plan and to approve grants of options under such plan.

        6. To adopt the Non-Employee Directors' 1998 Stock Option Plan and to approve grants of options under such plan.

        7. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

        The Executive Committee of the Board of Directors has fixed the close of business on June 8, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Assistant Secretary's office, 3550 General Atomics Court, San Diego, California, during the ten days before the meeting.


June 22, 1998                              By Order of the Board of Directors,


                                                   /s/ Kenneth G. Kasses, Ph.D.
                                                   ----------------------------
                                                       Kenneth G. Kasses, Ph.D.
                                                       President and
                                                       Chief Executive Officer

        IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE MEETING.

                               GENTA INCORPORATED
                           3550 GENERAL ATOMICS COURT
                           SAN DIEGO, CALIFORNIA 92121
                                 (619) 455-2700

                                ----------------

                                 PROXY STATEMENT
                                ----------------


        THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS OF GENTA INCORPORATED, A DELAWARE CORPORATION (THE "COMPANY"), OF PROXIES IN THE ACCOMPANYING FORM TO BE USED AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT THE HARBORSIDE HYATT CONFERENCE CENTER & HOTEL, 101 HARBORSIDE DRIVE, BOSTON, MASSACHUSETTS ON JULY 14, 1998 AT 11:00 A.M. AND ANY ADJOURNMENT THEREOF ("THE ANNUAL MEETING"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR each proposal described in this Proxy Statement.

        Stockholders of record of the Company's Common Stock (the "Common Stock") and the Series D Convertible Preferred Stock ("Series D Preferred
Stock") at the close of business on June 8, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 5,752,116 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date. As of the close of business on the Record Date, the Company also had 226,995 shares of Series D Preferred Stock outstanding and entitled to vote. The Series D Preferred Stock is entitled to vote together with the Common Stock on an as-converted basis (each share of the Series D Preferred Stock has the equivalent vote of approximately 105.96 shares of Common Stock.) In addition, as of the close of business on the Record Date, the Company had 451,100 shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock") outstanding and entitled to notice of the Annual Meeting. Holders of the Series A Preferred Stock, however, are not entitled to vote at the Annual Meeting.

        Approval of Proposal One will require the affirmative vote of a majority of the aggregate voting power of the shares of outstanding Common Stock and Series D Preferred Stock, voting together as a single class. Approval of Proposals Two and Three will require the affirmative vote of the holders of at least sixty-six and two-thirds percent of the aggregate voting power of all of the then outstanding shares of Common Stock and Series D Preferred Stock, voting together as a single class. Approval of Proposals Five and Six and any other matters submitted for stockholder approval at this Annual Meeting will require the affirmative vote of a majority of the aggregate voting power of the shares of Common Stock and Series D Preferred Stock, present in person or represented by proxy and entitled to vote on each such matter, voting together as a single class. Directors are elected by a plurality vote of the aggregate voting power of the shares of Common Stock and Series D Preferred Stock, present in person or represented by proxy, voting together as a single class. For the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions with respect to any other matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes.

        Abstentions and broker non-votes are treated as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. However, broker non-votes will not be counted for the purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Therefore, broker non-votes will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular proposal.

        The entire expense of printing, preparing, assembling and mailing proxy materials and the cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, telegram or facsimile. No additional compensation will be paid to such persons for such solicitation. In addition, the Company has retained MacKenzie Partners, Inc. ("MacKenzie") to assist in the solicitation of proxies for an estimated cost not to exceed $12,000, plus reimbursement of reasonable out-of-pocket expenses. MacKenzie will solicit proxies from individuals, brokers, banks, nominees and other institutional holders. Approximately 20 persons will be used by MacKenzie in their solicitation efforts, which may be made by telephone, facsimile, telegram and in person.

        The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company's Common Stock, Series A and Series D Preferred Stock, and obtaining voting instructions from beneficial owners of the Company's Common Stock and Series D Preferred Stock.

        This Proxy Statement and the accompanying form of proxy, together with a copy of the Company's Form 10-K, as amended, for the year ended December 31, 1997, are being mailed to stockholders on or about June 22, 1998.


                                    IMPORTANT

        PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES OF COMMON STOCK OR SERIES D PREFERRED STOCK CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                                  PROPOSAL ONE

                     APPROVAL OF REVERSE STOCK SPLITS OF THE
                       COMPANY'S OUTSTANDING COMMON STOCK

        The Company's Board of Directors has unanimously approved, and recommended that the stockholders of the Company approve, amendments to the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to effect a two for three, one for two, two for five, one for three, one for four, one for five, one for seven and one for ten reverse stock split, respectively, of the Company's outstanding Common Stock (each a "Reverse Stock Split" and, collectively, the "Reverse Stock Splits"). If approved by the stockholders, a Reverse Stock Split may be effected, as described below.

        IF THE REVERSE STOCK SPLITS ARE APPROVED BY THE STOCKHOLDERS OF THE COMPANY AT THE ANNUAL MEETING, A REVERSE STOCK SPLIT WILL BE EFFECTED ONLY UPON A DETERMINATION BY THE BOARD OF DIRECTORS THAT A REVERSE STOCK SPLIT IS IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS. IN CONNECTION WITH ANY SUCH DETERMINATION BY THE BOARD OF DIRECTORS, THE BOARD WILL ALSO SELECT, IN ITS DISCRETION, ONE OF THE REVERSE STOCK SPLITS BASED ON ITS DETERMINATION OF HOW MANY SHARES OF COMMON STOCK ARE LIKELY TO BECOME ISSUABLE PURSUANT TO EXISTING INSTRUMENTS AND AGREEMENTS, ON ITS DETERMINATION OF WHICH REVERSE STOCK SPLIT WOULD RESULT IN THE GREATEST MARKETABILITY AND LIQUIDITY OF THE COMMON STOCK, ON PREVAILING MARKET CONDITIONS, ON THE LIKELY EFFECT OF SUCH REVERSE STOCK SPLIT ON THE MARKET PRICE OF THE COMMON STOCK AND ON OTHER RELEVANT FACTORS. THE REMAINING ALTERNATIVE REVERSE STOCK SPLITS WOULD BE ABANDONED BY THE BOARD PURSUANT TO SECTION 242(C) OF THE DELAWARE GENERAL CORPORATION LAW (THE "DGCL") WITHOUT FURTHER ACTION BY THE STOCKHOLDERS OF THE COMPANY.

        Stockholders may approve or reject the Reverse Stock Splits in whole but not in part. If approved by the stockholders of the Company, a Reverse Stock Split would become effective on any date (the "Effective Date") selected by the Board of Directors on or prior to the Company's next Annual Meeting of Stockholders. If no Reverse Stock Split is effected by such date, the Board of Directors will take action to abandon all of the Reverse Stock Splits pursuant to Section 242(c) of the DGCL. The procedures for consummation of the Reverse Stock Splits are set forth in Exhibit A hereto.

        The terms of the Company's outstanding warrants, options and convertible preferred stocks provide that, upon any Reverse Stock Split, their respective exercise or conversion prices will be commensurately adjusted and the number of shares of Common Stock issuable upon exercise or conversion of such instruments immediately following a Reverse Stock Split will equal the number of shares of Common Stock that the respective holders of such instruments would have held following the Reverse Stock Split if they had exercised for, or converted into, Common Stock immediately prior to such Reverse Stock Split.

ADVANTAGES

        The Board believes that a decrease in the number of shares of Common Stock outstanding without any material alteration of the proportionate economic interest in the Company represented by individual shareholdings may increase the trading price of such shares to a price more appropriate for a listed security, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from any Reverse Stock Split or at all or remain at such a price for any significant period of time.

        The Nasdaq Stock Market, Inc. ("Nasdaq") requires that listed companies maintain a minimum bid price. See "Threat of Nasdaq Delisting" below. The Board of Directors believes that such a delisting could adversely affect the ability of the Company to attract new investors. In addition, the Company has submitted applications to the Pacific Exchange and the Boston Stock Exchange and plans to submit an application to the Philadelphia Stock Exchange. Such exchanges have minimum bid price per share (or in some cases closing price per share) requirements for initial listing of $1.00 for the Pacific Exchange, $2.00 for the Boston Stock Exchange and $3.00 for the Philadelphia Stock Exchange. These Reverse Stock Split proposals are designed to establish a stock price to meet the Nasdaq and Pacific Exchange requirement and, if deemed advisable by the Board of Directors, the minimum price requirement of some or all of these other stock exchanges.

        In addition, the Certificate of Designations for the Series D Preferred Stock provides that the conversion price of the Series D Preferred Stock in effect on June 29, 1998 (the "Reset Date") be adjusted and reset effective as of the Reset Date if the average closing bid price of the Common Stock for the 20 consecutive trading days immediately preceding the Reset Date (the "12-month Trading Price") is less than 140% of the then applicable Conversion Price (a "Reset Event"). The Company has provided the holders of the Series D Preferred Stock with the opportunity to agree, conditioned on acceptance by a majority, to extend the Reset Date to January 29, 1999, to waive the SEC registration requirement, coupled with removal of the "lock-up" provisions (which would have prevented the sale of up to 75% of their securities for a nine-month period following the effectiveness of the Registration Statement) and to receive additional warrants ("Consent Warrants") which, if all of the holders of Series D Preferred Stock accepted, would result in the issuance of additional warrants to purchase, at $0.94375 per share, 807,900 shares of Common Stock, subject to certain antidilution adjustments, exercisable until June 29, 2002.

        Upon the occurrence of a Reset Event, the then applicable Conversion Price will be reduced to be equal to the greater of (i) the 12-month Trading Price divided by 1.40 and (ii) 25% of the then applicable Conversion Price. Each share of Series D Preferred Stock is presently convertible into approximately
105.96 shares of Common Stock. Upon the occurrence of a Reset Event, up to an additional approximately 85 million shares of Common Stock could be issuable upon conversion of Series D Preferred Stock (including shares of Series D Preferred Stock issuable upon exercise of Unit Purchase Warrants (as defined below)). In the event there is a Reset Event, the Company may not have enough authorized but unissued shares of Common Stock to satisfy the conversion of all outstanding shares of Series D Preferred Stock unless a sufficient Reverse Stock Split is effected.

        The increase in the portion of authorized shares that would be unissued after a Reverse Stock Split (the "Increased Available Portion of Shares") could be used for any proper corporate purpose approved by the Board of Directors of the Company. The Increased Available Portion of Shares will provide the Company with increased flexibility to issue additional shares in connection with future financings, for employee benefit plans, in connection with acquisitions by the Company, upon the occurrence of a Reset Event as described in the preceding paragraph, to issue Consent Warrants and to satisfy any requirement to issue Penalty Warrants (as defined and described under "Capitalization" below.) In addition, a Reverse Stock Split would increase the per-share conversion price of Series D Preferred Stock, rendering fewer shares issuable upon conversion thereof. This further alleviates the possibility of there being an insufficient number of shares of Common Stock available to satisfy the conversion obligation upon the occurrence of a Reset Event.

DISADVANTAGES

        Because a Reverse Stock Split will result in the Increased Available Portion of Shares, the Reverse Stock Split may be construed as having an anti-takeover effect, although neither the Board of Directors nor the management of the Company views this proposal in that perspective. However, the Company could use the Increased Available Portion of Shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company by, for example, privately placing shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. In addition, shares of Common Stock may be issued in the event that the rights issued in connection with the Company's Stockholder Rights Plan are exercised. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company's Amended and Restated Bylaws (the "Bylaws") or certain provisions of the Certificate of Incorporation would not receive the requisite vote. Such uses of the Common Stock could render more difficult, or discourage, an attempt to acquire control of the Company, if such transaction were opposed by the Board of Directors. Further, the Increased Available Portion of Shares not otherwise required to meet the Company's obligations under its Certificate of Incorporation could be issued by the Company, without further stockholder approval, which could result in dilution to the holders of Common Stock.

CAPITALIZATION

        As of June 8, 1998, the Company had outstanding: (i) 5,752,116 shares of Common Stock; (ii) 451,100 shares of Series A Preferred Stock which were convertible into an aggregate of approximately 3,287,304 shares of Common Stock at a conversion price of $8.27 per share; (iii) 226,995 shares of Series D Preferred Stock which were convertible into an aggregate of approximately 24,052,450 shares of Common Stock at a conversion price of $0.94375 per share;
(iv) warrants ("Series A Warrants") to purchase an aggregate of approximately 675,966 shares of Common Stock at an exercise price of $9.32 per share; (v) warrants ("Class D Warrants") to purchase an aggregate of approximately 807,900 shares of Common Stock at an exercise price of $0.94375 per share; (vi) warrants ("Bridge Warrants") to purchase an aggregate of 6,357,616 shares of Common Stock at an exercise price of $0.471875 per share; (vii) warrants ("Line of Credit Warrants") to purchase an aggregate of 50,000 shares of Common Stock at an exercise price of $2.50 per share; (viii) warrants to purchase an aggregate of 95,768 shares of Common Stock at various exercise prices between approximately $13 and $21 per share; (ix) options to purchase an aggregate of 109,552 shares of Common Stock; and (x) warrants ("Unit Purchase Warrants") to purchase an aggregate of 40,395 shares of Series D Preferred Stock and 201,975 Class D Warrants, which in turn are respectively convertible into, and exercisable for, an aggregate of 4,482,240 shares of Common Stock at $0.94375 per share. Such exercise and conversion prices, and, in the case of warrants, numbers of shares, are subject to adjustment upon the occurrence of certain events. Furthermore, upon a Reset Event, up to an additional approximately 85 million shares of Common Stock might be issuable upon conversion of the Series D Preferred Stock (including the Series D Preferred Stock issuable upon exercise of the Unit Purchase Warrants) as a result of the reduction in the conversion price thereof. Pursuant to the Note and Warrant Purchase Agreement dated as of January 28, 1997 (the "Note and Warrant Purchase Agreement") between the Company, the Aries Domestic Fund, L.P. ("Aries Domestic") and The Aries Fund, a Cayman Islands Trust ("Aries Trust" and, together with Aries Domestic, the "Aries Funds"), a number of additional Bridge Warrants ("Penalty Warrants") equal to 1.5% of the number of Bridge Warrants then held by the Aries Funds shall be issued to the Aries Funds for each day beyond 30 days after consummation of a Qualified Offering (as defined in the Note and Warrant Purchase Agreement, and which date was June 30, 1997) that a shelf registration statement covering the Common Stock underlying the securities purchased pursuant to the Note and Warrant Purchase Agreement is not filed with the Securities and Exchange Commission (the "SEC") and for each day beyond 210 days after the closing date of the investment contemplated by the Note and Warrant Purchase Agreement that such shelf registration statement is not declared effective by the SEC. The Company filed such shelf registration statement with the SEC on September 9, 1997; however, the Company has to date been unable to have such shelf registration statement declared effective by the SEC. As a result, the Company could be obligated to issue Penalty Warrants to the Aries Funds. The Aries Funds have not, to date, requested that the Company issue such Penalty Warrants. The Company and the Aries Funds are currently conducting negotiations to determine whether, and to what extent, Penalty Warrants will be issued.

THREAT OF NASDAQ DELISTING

        On various dates since December 10, 1997, the minimum bid price of the Company's Common Stock has been less than $1.00 per share. The rules of the Nasdaq SmallCap Market require issuers to maintain a minimum bid price for continued inclusion of $1.00 per share of listed securities. Pursuant to the Nasdaq's Marketplace Rule 4310(c)(8)(B), a failure to meet the minimum bid price requirement for continued inclusion shall be deemed to exist if the relevant bid price remains under $1.00 for a period of 30 consecutive business days. The Company believes that, if the Reverse Stock Splits are approved, it can continue to meet these requirements; however, there can be no assurance that approval of the Reverse Stock Splits will succeed in securing a bid price for the Company's Common Stock of at least $1.00 per share, that such minimum price, if achieved, would be maintained for the requisite period, or that even if Nasdaq's minimum bid price requirement were satisfied, the Company's Common Stock would not be delisted from the Nasdaq SmallCap Market for other reasons.

EXCHANGE OF STOCK CERTIFICATES

        If the Reverse Stock Splits are approved by the Company's stockholders, the Company will instruct its transfer agent to serve as its exchange agent (the "Exchange Agent") and to act for holders of Common Stock in implementing the exchange of their certificates.

        Commencing on the Effective Date of a Reverse Stock Split, stockholders will be notified and requested to surrender their certificates representing shares of Common Stock to the Exchange Agent in exchange for certificates representing post-Reverse Stock Split Common Stock. Shares of new Common Stock will be issued in exchange for presently issued and outstanding shares of Common Stock in the applicable ratio selected by the Board of Directors. Beginning on the Effective Date, each certificate representing shares of the Company's Common Stock will be deemed for all corporate purposes to evidence ownership of shares of post-Reverse Stock Split Common Stock.

TREATMENT OF FRACTIONAL SHARES

        No scrip or fractional certificates will be issued in connection with a Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of Common Stock not evenly divisible will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to receive one additional share of Common Stock in exchange for any fractional share to which they would otherwise be entitled. If more than one certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of Common Stock to which such stockholder shall be entitled shall be computed on the basis of the aggregate number of shares represented by the certificates so surrendered. In the event that the Company's transfer agent determines that a holder of certificates has not tendered all his certificates for exchange, the transfer agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that rounding up for fractional shares to any one person shall not exceed one share. As a result of a Reverse Stock Split, stockholders who now own "round lots" may hold "odd lots" after such Reverse Stock Split and, as a result, may be subject to increased transaction costs on the sale of their Common Stock.

        Stockholders are encouraged to surrender their certificates to the Exchange Agent for certificates evidencing whole shares of the Common Stock due them for fractional interests.

FEDERAL INCOME TAX CONSEQUENCES

        The Reverse Stock Splits should not result in the recognition of gain or loss. The holding period of the shares of post-Reverse Stock Split Common Stock will include the stockholders' respective holding periods for the shares of pre-Reverse Stock Split Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of post-Reverse Stock Split Common Stock will be the same as the adjusted basis of the Common Stock exchanged therefor.

        Although not free from doubt, the above treatment should also apply with respect to additional shares received for fractional shares. However, it is possible that the receipt of additional shares could be wholly or partly taxable. Holders should consult with their own tax advisors.

NO DISSENTER'S RIGHTS

        Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Reverse Stock Splits.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL ONE.

Approval of Proposal One will require the affirmative vote of a majority of the aggregate voting power of the shares of outstanding Common Stock and Series D Preferred Stock, voting together as a single class.

                                  PROPOSAL TWO

             AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REMOVE
                       THE STOCKHOLDER MEETING REQUIREMENT

        The Board has determined that the Certificate of Incorporation should be amended to eliminate the requirement that stockholder action be taken at a meeting, and has unanimously voted to recommend such amendment to the stockholders. If the proposed amendment is approved, the requirement that stockholder action be taken at a meeting will be eliminated and any future action that currently must be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if a written consent setting forth the action is signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize the action at a meeting at which all the shares entitled to vote on the action were present and voted.

        Article XI of the Certificate of Incorporation currently provides as follows:

               No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. Special meetings of the stockholders of the corporation may be called only by the Chairman of the Board or the Chief Executive Officer of the corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

        If the proposed amendment is approved, the first sentence of Article XI of the Certificate of Incorporation would be deleted.

        Section 228 of the DGCL states that unless a corporation's certificate of incorporation provides otherwise, any action required to be taken, or any action that may be taken, at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote if a written consent setting forth the action to be taken is signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize the action at a meeting at which all the shares entitled to vote thereon were present and voted. Article XI of the Certificate of Incorporation presently provides that stockholders of the Company may not take action by written consent, but must take any actions at a duly called annual or special meeting. The deletion of the provisions of Article XI of the Certificate of Incorporation relating to the requirement that stockholder action be taken at a meeting is intended to remove any express provisions therein requiring that stockholder action be taken at a meeting. The procedures for consummation of the removal of the stockholder meeting requirement are set forth in Exhibit B hereto.

        The Company believes that the delay and unnecessary expense involved in holding such meetings is unwarranted if the holders of sufficient votes to adopt the proposed action are in favor of the action. The Company does intend to continue to hold annual meetings of stockholders. Accordingly, the Company now proposes to amend its Certificate of Incorporation to permit stockholders to take action by written consent in lieu of a meeting.

        If Proposal Two is approved, the Company will file a certificate with the Secretary of State of the State of Delaware reflecting the deletion of the first sentence of Article XI of the Certificate of Incorporation, such deletion to become effective on the filing thereof. Furthermore, the Board of Directors will amend Section Eleven of Article I of the Bylaws to remove the requirement that stockholder action be taken at a meeting from the Bylaws.


        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL TWO.

Approval of Proposal Two will require the affirmative vote of the holders of at least sixty-six and two-thirds percent of the aggregate voting power of all of the then outstanding shares of Common Stock and Series D Preferred Stock, voting together as a single class.

                                 PROPOSAL THREE

           AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE
                  THE CLASSIFICATION OF THE BOARD OF DIRECTORS

        The Board has determined that the Certificate of Incorporation should be amended to eliminate the classification of the Board and to provide for the annual election of all directors, and has unanimously voted to recommend such amendment to the stockholders. If the proposed amendment is approved, the classified Board will be eliminated, the current term of office of each director will end at the Annual Meeting in 1999 and all directors will thereafter be elected for one-year terms at each annual meeting of stockholders.

        Pursuant to the Certificate of Incorporation, the Board is divided into three classes with staggered three-year terms and not more than one class of directors is elected at any annual meeting of stockholders. The proposed amendment to the Certificate of Incorporation would eliminate the three classes with their staggered three-year terms, as described below, and provide for the annual election of all directors.

        Proponents of classified boards of directors believe that a classified board helps the board of directors maintain a greater continuity of experience because the majority of directors at any given time will have experience with the business affairs and operations of the company. This continuity may assist the company in long-term strategic planning. Additionally, proponents argue that a classified board reduces the possibility of a sudden change in majority control of the board of directors; in the event of a hostile takeover attempt, a classified board may encourage a person seeking control of the company to initiate arm's-length discussions with management and the board, who are in a position to negotiate a more favorable transaction for stockholders.

        However, the Board believes that a classified board of directors limits the ability of stockholders to elect directors and to exercise influence over the Company. Therefore, the Board believes that it is in the best interest of the Company and its stockholders to eliminate the classified Board of Directors thereby permitting the Company's stockholders to elect all members of the Board of Directors annually. The Board further believes that this will promote greater accountability of each director to all stockholders and will allow the Company's stockholders an opportunity annually to register their views on the collective performance of the Board of Directors and the performance of each director individually. In addition, the Board believes that the Company should no longer retain the current Board structure because of the negative perception among many potential investors and investor groups concerning staggered boards in general.

        Article X of the Certificate of Incorporation currently provides as follows:

               The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director until such director's successor shall be elected and shall qualify or until such director's earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. The initial term of office of directors of Class I shall expire at the annual meeting of stockholders in 1995; that of Class II shall expire at the annual meeting in 1996; and that of Class III shall expire at the annual meeting in 1997; and in all cases as to each director until such director's successor shall be elected and shall qualify or until such director's earlier resignation, removal from office, death or incapacity. At each annual meeting of stockholders the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

        If the proposed amendment is approved, Article X of the Certificate of Incorporation would be deleted and replaced with the following:

               The number of directors which shall constitute the whole Board of Directors of the corporation shall be determined in the by-laws as provided therein. The directors of the corporation shall be elected by the stockholders entitled to vote thereon at each annual meeting of stockholders and shall hold office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The term of office of each director in office on July 14, 1998 shall expire at the time of the opening of the polls for the election of directors at the next annual meeting of stockholders of the corporation.

        Section 141(d) of the DGCL requires that a corporation desiring to classify its board of directors must expressly provide for such classification in either its certificate of incorporation or its by-laws. The deletion of the provisions of Article X relating to the classification of the Board is intended to remove any express provision for the classification of the Board, thereby removing the classification of the Board. If the classified Board of Directors is eliminated, Delaware law provides that any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares of the Company entitled to vote for the election of directors.

        If Proposal Three is approved, the Company will file a certificate with the Secretary of State of the State of Delaware reflecting the changes resulting from the amendment, such changes to become effective on the filing thereof. Thereafter, the terms of the directors currently serving in Class I whose terms would otherwise expire at the 2001 Annual Meeting of Stockholders and the terms of directors serving in Class III whose terms would otherwise expire at the 2000 Annual Meeting of Stockholders will have their terms as directors expire at the 1999 Annual Meeting of Stockholders. All current members of the Board of Directors and all current nominees for director have agreed to shorten their terms as directors to expire at the date of the next Annual Meeting of Stockholders. Accordingly, if Proposal Three is approved, commencing with the next Annual Meeting of Stockholders, the entire Board of Directors of the Company will be elected annually. The procedures for consummation of the declassification of the Board of Directors are set forth in Exhibit C hereto.

        The proposal to eliminate the classification of the Board of Directors is neither the result of any effort to unseat incumbent directors, nor, to the knowledge of the Board of Directors, any effort by any person to take control of the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL THREE.

Approval of Proposal Three will require the affirmative vote of the holders of at least sixty-six and two-thirds percent of the aggregate voting power of all of the then outstanding shares of Common Stock and Series D Preferred Stock, voting together as a single class.

                                  PROPOSAL FOUR

                          ELECTION OF CLASS I DIRECTORS


        The Company has three classes of directors (each a "Class") serving staggered three-year terms. Each Class consists of four directors. Currently, there is one director vacancy in Class II and one director vacancy in Class III. If Proposal Three is approved by the stockholders, four Class I directors are to be elected at the Annual Meeting for a term of one year expiring at the next Annual Meeting or until such directors' successors shall have been elected and qualified, and the other directors of the Company will continue in office until the next Annual Meeting. If Proposal Three is not approved by the stockholders, four Class I directors are to be elected at the Annual Meeting for a term of three years expiring at the Annual Meeting in 2001 or until such directors' successors shall have been elected and qualified, and the other directors of the Company will continue in office for their existing terms, which expire in 1999 and 2000 for Class II and Class III directors, respectively.

        Unless authority to vote for directors is withheld, the Company intends that the shares represented by the enclosed proxy will be voted for the election of Kenneth G. Kasses, Ph.D., Peter Salomon, M.D., Andrew J. Stein, and Harlan J. Wakoff, who are currently members of the Board of Directors of the Company and Class I Directors. In the event such nominees become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of such nominees will be unable or unwilling to serve.

        Set forth below is certain information regarding the Company's directors and executive officers, including information furnished by them as to their principal occupations and business experience for the past five years, certain directorships held by each, their respective ages as of June 8, 1998 and the year in which each became a director of the Company. Each director has served continuously with the Company since his first election as indicated below.

                                    DIRECTORS

        Name                                                               Age

        CLASS I

Kenneth G. Kasses, Ph.D./1/.................................................53
Peter Salomon, M.D..........................................................38
Andrew J. Stein/2/..........................................................53
Harlan J. Wakoff/3/.........................................................31

        CLASS II

Glenn L. Cooper, M.D./1/, /2/...............................................45
Lawrence J. Kessel, M.D./3/.................................................44
Bobby W. Sandage, Jr., Ph.D./3/.............................................44

        CLASS III

Donald G. Drapkin/1/........................................................50
Michael S. Weiss/1/,/2/.....................................................32
Robert E. Klem, Ph.D........................................................52

/1/ Member of the Company's Executive Committee formed by resolution of the Board of Directors on January 29, 1998.

/2/ Member of the Company's Compensation Committee formed by resolution of the Board of Directors on January 29, 1998.

/3/ Member of the Company's Audit Committee formed by resolution of the Board of Directors on January 29, 1998.

        Kenneth G. Kasses, Ph.D., has been Genta's President and Chief Executive Officer since October 1997 and a member of the Board of Directors since
September 1997. From 1991-1997, Dr. Kasses was affiliated with the Radiopharmaceutical Division of The Dupont Merck Pharmaceutical Company, serving as Senior Vice President and General Manager until 1994 when he was appointed President. From 1988 through 1990, he served as Director, Business Development and Planning, for the Medical Products Department of E.I. DuPont de Nemours & Company, Inc. In that capacity he played a key role in the formation of The Dupont Merck Pharmaceutical Company, a joint venture between DuPont and Merck and Co., Inc. Prior to that he served as Director, U.S. Pharmaceuticals, for DuPont from 1987-1988 and as President of DuPont Critical Care from 1986-1987. Prior to this, Dr. Kasses held a variety of executive positions from 1973-1986 at American Critical Care, CIBA-GEIGY Pharmaceuticals, Ayerst Laboratories and Block Drug Company. Dr. Kasses received a B.S. in biology from Dickinson College in 1966 and a Ph.D. in pharmacology from New York Medical College in 1974.

        Peter Salomon, M.D., FACG, has been a member of the Genta Board of Directors since September 1997. His principal employment during the last five years has been as a Board Certified Gastroenterologist in private practice in Boca Raton and Delray Beach, Florida with Gastroenterology Consultants of South Florida. In addition, he is an expert consultant for several insurance companies and law firms in the areas of gastroenterology and liver diseases. Dr. Salomon graduated magna cum laude from New York University in 1981. He received his Medical Degree from New York University in 1985. Following this he received his training in Internal Medicine and Gastroenterology at The Mount Sinai Hospital in New York where he also held a grant from the Crohn's and Colitis Foundation to perform research in inflammatory bowel disease. He was also selected to receive advanced training in therapeutic endoscopic techniques at Aarhus Kommunehospital in Aarhus, Denmark. He has been elected to the Phi Beta Kappa society and is a member of MENSA. He has done extensive research in the field of gastroimmunology and has published numerous articles and book chapters in various leading scientific journals and textbooks. He is also currently a director of PolaRx, a privately-held biotechnology firm.

        Andrew J. Stein has been a member of the Genta Board of Directors since September 1997. In addition, he is President of Benake Corporation, Equity Partner in Metromedia Asia and a member of the Board of Directors of News Communications. Mr. Stein is also a member of the New York State Commission of Privatization and the New York State Research Council on Privatization. He was the Chairman of the Commission for the Study of Youth Crime and Violence and Reform of the Juvenile Justice System from 1993-1995. From 1986 to 1993 he was President of the Council, New York City. From 1978 to 1985 he was President of the Borough of Manhattan and from 1969 to 1977 he was a member of the New York State Assembly, where he served on the Health Committee and was appointed by Gov. Nelson Rockefeller as Chairman of the Commission on Living Costs and the Economy, which reformed the nursing home industry in New York State. He was also Chairman of the New York City Commission on Public Information and Communication, and has been a Trustee of the New York City Employees Retirement System and an ex officio member of The Museum of The City of New York, The New York Public Library, The Metropolitan Museum of Art and The Queens Borough Public Library.

        Harlan J. Wakoff has been a member of the Genta Board of Directors since September 1997. He is also the Chairman of the Company's Audit Committee. Mr. Wakoff has been a Vice President of the Media and Entertainment Investment
Banking Group at Furman Selz L.L.C. since June 1996. He was previously affiliated with the investment banking groups at NatWest Markets from January 1995 to June 1996 and Kidder Peabody & Co. from August 1993 to January 1995. Mr. Wakoff received an M.B.A. from The Wharton School at the University of Pennsylvania in May 1993 and a B.S. in accounting, summa cum laude, from the State University of New York at Albany.

        Glenn L. Cooper, M.D., has been a member of the Genta Board of Directors since September 1997. He is also the Chairman of the Company's Compensation Committee. He has also been President, Chief Executive Officer and a director of Interneuron Pharmaceuticals, Inc. since May 1993. From September 1992 to June 1994 Dr. Cooper was President, Chief Executive Officer and a director of Progenitor, Inc. and is currently Chairman at Progenitor. He is also Chairman of Intercardia, Inc., Chairman and Acting President of Transcell Technologies, Inc. and a director of InterNutria, Inc., all of which are subsidiaries of Interneuron. In addition, Dr. Cooper serves as a director of Aeolus Pharmaceuticals, Inc., a subsidiary of Intercardia. Dr. Cooper also served as President and Chief Executive Officer of Intercardia from March 1994 to January 1995. Prior to joining Progenitor, Dr. Cooper was Executive Vice President and Chief Operating Officer of Sphinx Pharmaceuticals Corporation since August 1990. Dr. Cooper had been associated with Eli Lilly since 1985, most recently, from June 1987 to July 1990, as Director, Clinical Research, Europe, of Lilly Research Center Limited; from October 1986 to May 1987 as International Medical Advisor, International Research Coordination of Lilly Research Laboratories; and from June 1985 to September 1986 as Medical Advisor, Regulatory Affairs, Chemotherapy Division at Lilly Research Laboratories. Dr. Cooper received his M.D. from Tufts University School of Medicine, performed his postdoctoral training in Internal Medicine and Infectious Diseases at the New England Deaconess Hospital and Massachusetts General Hospital and is a magna cum laude graduate of Harvard College.

        Lawrence J. Kessel, M.D., FACP, CMD, has been a member of the Genta Board of Directors since September 1997. Dr. Kessel is a physician in private practice in Philadelphia and a diplomate in both internal medicine and geriatric medicine, as well as a Fellow of the American College of Physicians and a Certified Medical Director of Long-Term Nursing Facilities. Dr. Kessel is affiliated with Chestnut Hill Hospital, Roxborough Memorial Hospital and Chestnut Hill Rehabilitation Hospital and serves as a clinical instructor at Jefferson Medical College. He is also a medical director at Integrated Health Services (IHS) and a staff physician at Fairview Paper Mill, Green Acres Ivy
Hill and St. Joseph's Villa. Dr. Kessel is a director of PolaRx, a privately-held biotechnology company.

        Bobby W. Sandage, Jr., Ph.D., has been a member of the Genta Board of Directors since September 1997. Dr. Sandage joined Interneuron Pharmaceuticals, Inc. in November 1991 as Vice President, Medical and Scientific Affairs. Since December 1995 he has been Executive Vice President, Research and Development and Chief Scientific Officer of Interneuron. From February 1989 to November 1991 he held management positions in the Cardiovascular Research and Development division of The DuPont Merck Pharmaceutical Company. From May 1985 to February 1989 he was affiliated with the Medical Department of DuPont Critical Care. Dr. Sandage is an adjunct professor in the Department of Pharmacology at the Massachusetts College of Pharmacy. Dr. Sandage received his Ph.D. in Clinical Pharmacy from Purdue University and his B.S. in Pharmacy from the University of Arkansas. Dr. Sandage is a director of Aeolus Pharmaceuticals, Inc., a subsidiary of Intercardia, Inc.

        Donald G.  Drapkin has been  Chairman  of the Genta  Board of  Directors since September 1997. He is also the Chairman of the Company's Executive Committee. Mr. Drapkin has been a director and Vice Chairman of MacAndrews & Forbes Holdings, Inc. and various of its affiliates since March 1987. Prior to joining MacAndrews & Forbes, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Meagher & Flom in New York for more than five years. Mr. Drapkin also is a director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934: Algos Pharmaceutical Corporation, Anthracite Capital, Inc., BlackRock Asset Investors, Cardio Technologies, Inc., The Cosmetic Center, Inc., Playboy Enterprises, Inc., Revlon, Inc., Revlon Consumer Products Corporation, VIMRx Pharmaceuticals Inc. and Weider Nutrition International.

        Michael S. Weiss has been Vice Chairman of the Genta Board of Directors since September 1997 and was the Interim Chairman from May 1997 to September 1997. Mr. Weiss is currently Senior Managing Director of Paramount Capital, Inc., an investment banking firm, and serves in a similar capacity for certain affiliated entities. He joined the companies in 1993. Prior to that, Mr. Weiss was an attorney with Cravath, Swaine & Moore. Mr. Weiss also serves on the Board of Directors of Pacific Pharmaceuticals, Inc., Palatin Technologies, Inc., AVAX Technologies, Inc., as Secretary of Atlantic Pharmaceuticals, Inc. and as Chairman of the Board of Procept Inc., all publicly-traded biotechnology companies. Additionally, Mr. Weiss is a member of the board of directors of several privately-held biopharmaceutical companies. Mr. Weiss received his J.D. from Columbia University School of Law and a B.S. in Finance from the State University of New York at Albany.

        Robert E. Klem, Ph.D., has been a member of the Genta Board of Directors since February 1991, a Vice President of the Company since October 1991 and is currently the Company's Principal Accounting Officer and Principal Financial Officer. Dr. Klem co-founded JBL Scientific, Inc. ("JBL"), a wholly-owned subsidiary of the Company, in 1973 and, since then, has been Chairman of the Board and Chief Technical Officer of JBL with responsibility for research, development and marketing activities. Previously, Dr. Klem was the Plant Manager for E.I. DuPont in Victoria, Texas from 1970 to 1974. Dr. Klem received his Ph.D. in Organic Chemistry from the University of California at Riverside.

                               EXECUTIVE OFFICERS

        Name                                                                 Age


Lauren R. Brown, Ph.D.........................................................56
Kenneth G. Kasses, Ph.D.......................................................53
Robert E. Klem, Ph.D. ........................................................52

        Lauren R. Brown, Ph.D., has been Vice President of the Company since October 1991. He co-founded JBL in 1973 and since then has been President of JBL. Dr. Brown received his Ph.D. in Organic Chemistry from the University of California at Riverside. He is active in community affairs in San Luis Obispo and presently serves on the board of directors of the YMCA and the Chamber of Commerce.


        David Hale resigned as a Class III director effective January 28, 1997. On May 5, 1997, Thomas Adams resigned as a Class I director. On September 11, 1997, Sharon B. Webster resigned as a Class I director and Paul O.P. Ts'o resigned as a Class II director.

        The Board of Directors held 17 meetings during the year ended December 31, 1997. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors, except that Dr. Cooper did not attend one of the two meetings held during the time he served as a director. Directors receive no fees for their services, but non-employee directors are eligible for stock options granted in consideration for their service as directors. See Proposals Five and Six below.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE CLASS I NOMINEES FOR DIRECTOR LISTED ABOVE.

Directors are elected by a plurality vote of the aggregate voting power of the shares of outstanding Common Stock and Series D Preferred Stock, present in person or represented by proxy, voting together as a single class.

           STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth information as of April 1, 1998 as to shares of Common Stock beneficially owned by (i) the Company's directors, (ii) the Company's executive officers named in the Summary Compensation Table set forth herein, (iii) the directors and executive officers of the Company as a group and (iv) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock of the Company. As of April 1, 1998, each share of Series A Preferred Stock was convertible at the option of the holder into approximately 7.26 shares of Common Stock and each share of Series D Preferred Stock was convertible at the option of the holder into approximately 105.96 shares of Common Stock. Except as required by law or with respect to the creation or amendment of senior classes of preferred stock or creation of different series or classes of Common Stock, and in certain other instances, the holders of Series A Preferred Stock do not have voting rights until conversion into Common Stock. The conversion price of the Series A and the Series D Preferred Stock and the numbers of shares of Common Stock issuable upon conversion thereof may be adjusted in the future, based on the provisions in the Certificate of Incorporation.


                                          COMMON STOCK               SERIES D PREFERRED STOCK
                                          ------------               ------------------------

NAME AND ADDRESS OF BENEFICIAL  AMOUNT AND NATURE OF   PERCENT OF   AMOUNT AND NATURE OF   PERCENT
OWNER                          BENEFICIAL OWNERSHIP(1)   CLASS    BENEFICIAL OWNERSHIP(1) OF CLASS

Lindsay A. Rosenwald, M.D.       15,865,232 (2)         73.8% (3)      83,826 (2)          35.6%
787 Seventh Avenue, 48th Floor
New York, NY  10019

Paramount Capital Asset          15,042,741 (4)         72.7% (3)      76,414 (4)          33.5%
Management, Inc.
787 Seventh Avenue
New York, NY  10019

United Congregations Mesora       1,109,600 (5)         16.2%          10,000 (5)           4.4%
c/o Aeta Realty
1 State Street Plaza
New York, NY  10004
Attn:  Chana Adelstein

Branco Weiss                        619,800 (6)          9.9%           5,000 (6)           2.2%
Hallwylstrasse 71
CH-8036 Zurich
SWITZERLAND

Diversified Fund Limited            554,800 (7)          8.8%           5,000 (7)           2.2%
CH-6904 Lugano
Via Zurigo 46
SWITZERLAND

Garo H. Armen                       499,320 (8)          8.0%           4,500 (8)           2.0%
c/o Armen Partners, L.P.
630 Fifth Avenue, Suite 2100
New York, NY  10111


                                     - 14 -




                                          COMMON STOCK               SERIES D PREFERRED STOCK
                                          ------------               ------------------------

NAME AND ADDRESS OF BENEFICIAL  AMOUNT AND NATURE OF   PERCENT OF   AMOUNT AND NATURE OF   PERCENT
OWNER                          BENEFICIAL OWNERSHIP(1)   CLASS    BENEFICIAL OWNERSHIP(1) OF CLASS

Mark Bercuvitz                      388,360 (9)          6.3%           3,500 (9)           1.5%
1310 Sreene Ave. Suite 660
Westmount, Quebec
CANADA H3Z 2B2

Michael S. Weiss                    148,354 (10)         2.5%           1,337 (10)          0.6%
Robert E. Klem, Ph.D.                28,711 (11)         0.5%               0                 0%
Lawrence J. Kessel, M.D.             27,740 (12)         0.5%             250 (12)          0.1%
Peter Salomon, M.D.                     500 (13)           0%               0                 0%
Glenn L. Cooper, M.D.                     0                0%               0                 0%
Donald G. Drapkin                         0                0%               0                 0%
Kenneth G. Kasses, Ph.D.                  0                0%               0                 0%
Bobby W. Sandage, Jr., Ph.D.              0                0%               0                 0%
Andrew J. Stein                           0                0%               0                 0%
Harlan J. Wakoff                          0                0%               0                 0%
Thomas H. Adams, Ph.D.               61,132 (14)         1.1%               0                 0%
Lauren Brown, Ph.D.                  23,363 (15)         0.4%               0                 0%
Zofia E. Dziewanowska                12,333 (16)         0.2%               0                 0%
Guy Van De Winckel                        0              0.0%               0                 0%

All directors and executive         302,133              5.1%           1,587               0.7%
officers as a group (14 persons)



(1) The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 1, 1998, through the exercise or conversion of any stock option, convertible security, warrant or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2) Dr. Rosenwald may be deemed to have shared voting and investment power over the 15,042,741 shares of Common Stock which may be deemed to be beneficially owned by Paramount Capital Asset Management, Inc. ("PCAM") of which Dr. Rosenwald is the sole stockholder. See Footnote 4 below. In addition, Dr. Rosenwald may be deemed to have sole voting and investment power over approximately 822,491 shares of Common Stock which he may be deemed beneficially to own, consisting of approximately 785,429 shares of Common Stock issuable upon conversion of approximately 7,412 shares of Series D Preferred Stock issuable upon exercise of Unit Purchase Warrants and approximately 37,062 shares of Common Stock issuable upon exercise of Class D Warrants issuable upon exercise of Unit Purchase Warrants. Dr.
     Rosenwald's beneficial ownership excludes approximately 1,951,801 and 92,101 shares of Common Stock issuable, respectively, upon conversion and exercise of approximately 18,420 shares of Series D Preferred Stock and Class D Warrants issuable upon exercise of Unit Purchase Warrants, which are not exercisable within 60 days of April 1, 1998.

(3) The outstanding shares of Series D Preferred Stock of the Company are entitled to vote together with the holders of Common Stock on all matters submitted to a vote of stockholders of the company. Dr. Rosenwald may be deemed beneficially to own (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act"), as amended) 37.8% of the aggregate voting power of the Common Stock and Series D Preferred Stock outstanding. Similarly, PCAM, Inc. may be deemed beneficially to own 36.6% of the aggregate voting power of the Common Stock and Series D Preferred Stock outstanding.

(4) PCAM may be deemed to have shared voting and investment power over the 5,253,866 and 9,788,875 shares of Common Stock, respectively, which may be deemed to be beneficially owned by the Aries Domestic Fund, L.P. (the "Aries Domestic Fund") and The Aries Fund, a Cayman Islands Trust (the
     "Aries Trust" and, together with the Aries Domestic Fund, the "Aries Funds"), for which PCAM is the General Partner and Investment Advisor, respectively. PCAM's beneficial ownership includes: 27,450 and 64,050 shares of Common Stock held by Aries Domestic Fund and Aries Trust, respectively; 2,833,907 and 5,262,940 shares of Common Stock issuable upon conversion of approximately 26,745 and 49,669 shares of Series D Preferred Stock (including 350 and 650 shares of Series D Preferred Stock issuable upon exercise of Unit Purchase Warrants) held by Aries Domestic Fund and Aries Trust, respectively; 19,250 and 35,750 shares of Common Stock issuable upon exercise of Class D Warrants (including 1,750 and 3,250 Class D Warrants issuable upon exercise of Unit Purchase Warrants) held by Aries Domestic Fund and Aries Trust, respectively; approximately 130,593 and 261,185 shares of Common Stock issuable upon exercise of 18,000 and 36,000 shares of Series A Preferred Stock held by Aries Domestic Fund and Aries Trust, respectively; Bridge Warrants held by Aries Domestic Fund and Aries Trust to purchase approximately 2,225,166 and 4,132,450 shares of Common Stock, respectively; and Line of Credit Warrants held by Aries Domestic Fund and Aries Trust to purchase 17,500 and 32,500 shares of Common Stock, respectively.

(5)  United  Congregations  Mesora's  beneficial  ownership  consists  of 10,000 shares of Series D Preferred Stock, which are convertible into approximately 1,059,600 shares of Common Stock, and Class D Warrants to purchase up to 50,000 shares of Common Stock. This information is derived from United Congregations Mesora's Schedule 13D, as amended, dated July 11, 1997, filed with the SEC.

(6) Mr. Branco Weiss' beneficial ownership consists of 5,000 shares of Series D Preferred Stock, which are convertible into approximately 529,800 shares of Common Stock, Class D Warrants to purchase up to 25,000 shares of Common Stock and 65,000 shares of Common Stock. This information is derived from Mr. Weiss' Schedule 13D dated October 9, 1997, filed with the SEC.

(7) Diversified Fund Limited's ("Diversified's") beneficial ownership consists of 5,000 shares of Series D Preferred Stock, which are convertible into approximately 529,800 shares of Common Stock, and Class D Warrants to purchase up to 25,000 shares of Common Stock. Carlo Pagani, in his capacity as President of Diversified, shares voting and dispositive power with respect to such securities and may be deemed to be the beneficial owner of such securities. This information is derived from Diversified's Schedule 13D dated March 2, 1998, filed with the SEC.

(8) Dr. Armen's beneficial ownership consists of 4,500 shares of Series D Preferred Stock, which are convertible into approximately 476,820 shares of Common Stock, and Class D Warrants to purchase up to 22,500 shares of Common Stock. The Series D Preferred Stock and the Class D Warrants are held by (a) Armen Partners, L.P., an investment limited partnership, of which Dr. Armen and Armen Capital Management Corp., a corporation of which Dr. Armen is the principal, are the general partners, (b) Armen Partners Offshore Fund, Ltd., an offshore investment fund to which Armen Capital Management Corp. acts as investment manager, and (c) GHA Management Corporation, a corporation wholly-owned by Dr.

     Armen. This information is derived from Dr. Armen's Schedule 13D dated July 24, 1997, filed with the SEC.

(9) Mr. Bercuvitz's beneficial ownership consists of 3,500 shares of Series D Preferred Stock, which are convertible into approximately 370,860 shares of Common Stock, and Class D Warrants to purchase up to 17,500 shares of Common Stock. This information is derived from Mr. Bercuvitz's Schedule 13D dated March 2, 1998, filed with the SEC.

(10) Mr. Michael Weiss' beneficial ownership consists of approximately 15,894 shares of Common Stock issuable upon conversion of 150 shares of Series D Preferred Stock; 750 shares of Common Stock issuable upon exercise of Class D Warrants; and approximately 125,775 and 5,935 shares of Common Stock issuable, respectively, upon conversion and exercise of approximately 1,187 shares of Series D Preferred Stock and Class D Warrants issuable upon exercise of Unit Purchase Warrants. Mr. Weiss' beneficial ownership excludes 502,993 and 23,735 shares of Common Stock issuable, respectively, upon conversion and exercise of approximately 4,747 shares of Series D
     Preferred Stock and Class D Warrants issuable upon exercise of Unit Purchase Warrants, which are not exercisable within 60 days of April 1, 1998, that are held by an entity of which Mr. Weiss is the managing member. Mr. Weiss' business address is 787 Seventh Avenue, New York, NY 10019.

(11) Dr. Klem's beneficial ownership consists of 23,358 shares of Common Stock and options to purchase 5,353 shares of Common Stock. Dr. Klem's Common Stock holdings include 1,875 shares of Common Stock held by a trust for Dr. Klem's children, as to which Dr. Klem has shared voting and investment power, and 150 shares of Common Stock owned by Dr. Klem's wife, as to which he disclaims beneficial ownership.

(12) Dr. Kessel's beneficial ownership consists of 250 shares of Series D Preferred Stock, which are convertible into approximately 26,490 shares of Common Stock, and Class D Warrants to purchase up to 1,250 shares of Common Stock.

(13) Dr. Salomon's beneficial ownership consists of 500 shares of Common Stock.

(14) Dr. Adams' beneficial ownership consists of 38,333 shares of Common Stock and options to purchase 22,799 shares of Common Stock. Dr. Adams' Common Stock holdings include 8,000 shares of Common Stock held in several trusts for Dr. Adams' children, as to which Dr. Adams has shared voting and investment power, and 30,333 shares of Common Stock jointly owned by Dr. Adams and Dr. Adams' wife, as to which Dr. Adams has shared voting and investment power. Dr. Adams' options shown in the table exclude options to purchase 100,000 shares of Common Stock that were granted to him in May 1998 pursuant to a consulting services agreement. See Footnote 2 to the Summary Compensation Table, below.

(15) Dr. Brown's beneficial ownership consists of 20,078 shares of Common Stock and options to purchase 3,285 shares of Common Stock.

(16) Dr. Dziewanowska's beneficial ownership consists of options to purchase 12,333 shares of Common Stock.


                                LEGAL PROCEEDINGS

        LBC Capital Resources, Inc. ("LBC"), a Philadelphia-based broker/dealer, has asserted claims against the Company and others, including Paramount Capital Inc., of which Dr. Rosenwald is the sole stockholder and Mr.

Weiss is a Senior Managing Director, and various related entities and persons. LBC's claims relate to the alleged breach by the Company of certain letter agreements, allegedly entered into by LBC and the Company in 1995 and 1996 with respect to brokerage and/or investment banking services, particularly in connection with a $3 million investment, for which LBC is seeking a fee. In April 1998, a Complaint was filed in the United States District Court for the Southern District of New York (98 Civ. 2491) by LBC against the Company and the same other parties. The Company is currently engaged in settlement discussions with LBC.


        On June 4, 1998, the Company's statutory process agent received a Summons and Complaint in a lawsuit brought by Johns Hopkins against the Company in Maryland Circuit Court for Baltimore City (Case No. 98120110). Johns Hopkins alleges in the Complaint that the Company has breached the Johns Hopkins Agreement (as defined below) and owes it licensing royalty fees and related expenses in the amount of $308,832.24. Johns Hopkins also alleges the existence of a separate March 1993 letter agreement wherein the Company agreed to support a fellowship program at the Johns Hopkins School of Hygiene and Public Health and the Company's breach thereof, with damages of $326,829.00. The Company is currently in the process of retaining Maryland counsel so that it can properly evaluate these lawsuit documents and respond.



                             EXECUTIVE COMPENSATION

        The following table sets forth compensation for services in all capacities to the Company, for the fiscal years ended December 31, 1995, 1996 and 1997, of: (i) those persons who were, respectively, the Company's Chief Executive Officer for any time period during 1997 and up to four of the other most highly compensated executive officers of the Company who were serving as executive officers at December 31, 1997 whose total annual salary and bonus for the fiscal year ending December 31, 1997 exceeded $100,000; and (ii) up to two additional individuals who would have been two of such other four most highly compensated executive officers if such individuals had served as executive officers for the entire fiscal year (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                                    LONG-TERM
                                                                                                   COMPENSATION
                                              ANNUAL COMPENSATION                                   AWARDS
                           ---------------------------------------------------------      --------------------------

Name and                                                            Other Annual            Securities Underlying
Principal Position           Year       Salary ($)    Bonus ($)     Compensation                 Options (#)
------------------           ----       ----------    ---------     ------------                 -----------

Thomas H. Adams, Ph.D.       1997      $285,000(1)        --             --                          100,000(2)
Chairman of the Board and    1996       285,000(3)        --             --                            2,799(3)
Chief Executive Officer      1995       285,000(3)        --             --                           20,000(4)

Kenneth G. Kasses, Ph.D.     1997        62,500(5)        --             --                            --
President and
Chief Executive Officer

Zofia E. Dziewanowska        1997      $216,601(6)        --             --                            --
Ph.D., M.D., Senior Vice     1996       235,000(3)        --             --                            1,574(3)
President, Global Clinical   1995       235,000(3)        --          14,759(7)                       12,000(4)
Affairs

Guy Van de Winckel           1997      $170,000(8)        --             --                           --
Vice President, European     1996       170,000           --             --                           --
Operations and President of  1995       170,000           --             --                           --
Genta Pharmaceuticals
Europe, S.A.


                                           - 18 -





Robert E. Klem, Ph.D.        1997      $170,000(9)        --             --                            --
Vice President, Chairman of  1996       155,000(3)        --          2,580(10)                          853(3)
the Board of JBL             1995       161,458(3)(11)    --          2,580(10)                        4,500(4)

Lauren Brown, Ph.D.          1997       144,000(9)        --             --                            --
President JBL                1996       131,000(3)        --          3,000(10)                        1,285(3)
                             1995       131,000(3)        --          3,000(10)                        2,000(4)



(1) Dr. Adams resigned as Chief Executive Officer and Chairman of the Board and a Director on May 5, 1997. Pursuant to severance and consulting agreements with the Company, the Company agreed to continue to pay Dr. Adams' salary at the then-current rate of $285,000 per year for a one-year period, agreed to continue eligibility for coverage under the Company's health insurance plan for a one-year period and agreed to grant options to purchase 100,000 shares of Common Stock exercisable at $3.00 per share (100% of the fair market value of such stock on May 5, 1997) as consideration for consulting services of at least 24 days.

(2)  See Footnote 1 above. These options were granted to Dr. Adams in May 1998.

(3) Options were granted to Named Officers during the year ended December 31, 1996 to compensate them for accepting deferral of the payment of a portion of base salary in 1995 and 1996. The portions of salaries so deferred are included in the 1995 salary figures in this table, consisting of $23,750, $9,792, $6,458 and $10,916 for Drs. Adams, Dziewanowska, Klem and Brown, respectively, and in the 1996 salary figures in this table, consisting of $11,875, $9,791, $6,458 and $5,458 for Drs. Adams, Dziewanowska, Klem and Brown, respectively.

(4) These options (the "New Options") were granted in exchange for unexercised options granted prior to April 20, 1995 with an exercise price above $22.50 per share (the "Old Options"). The New Options were granted at fair market value at the date of grant and have the same vesting schedule as the Old Options. However, the New Options were not exercisable until after April 20, 1997, regardless of the Old Options' vesting schedule, unless the holder was terminated involuntarily without cause prior to April 20, 1997. None of these options have been exercised to date.

(5) Salary payments commenced on October 1, 1997. See "Compensation of President and Chief Executive Officer" below.

(6) Dr. Dziewanowska resigned as Senior Vice President of Global Clinical Affairs on July 31, 1997. Pursuant to severance agreements with the Company, the Company agreed to continue to pay Dr. Dziewanowska's salary at the then-current rate of $235,000 per year for the first month and at one-half the then-current rate for the next ten months. In addition, the Company agreed to continue eligibility for coverage under the Company's dental insurance plan and to pay Dr. Dziewanowska monthly dollar amounts equal to the group medical premiums under the Company's health insurance plan for an eleven-month period.

(7) Represents payments for expenses incurred in connection with relocation including applicable tax gross-ups.

(8) Mr. Van de Winckel resigned as Vice President of European Operations and President of Genta Pharmaceuticals Europe, S.A. on April 15, 1997. Pursuant to a severance arrangement with the Company, the Company continued to pay Mr. Van de Winckel's salary at the then-current rate of $170,000 per year and agreed to continue eligibility for coverage under the Company's health insurance plan for a nine-month period.

(9) This amount does not include the payment in 1997 of the full salary amounts deferred from 1995 and 1996, as discussed in Footnote 3 above.

(10) Represents payments for insurance policies covering Drs. Klem and Brown.

(11) Represents 25 bimonthly pay periods during 1995 that resulted from Dr. Klem's having been transferred from the Company's payroll calendar to JBL's payroll calendar.

COMPENSATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

        Pursuant to a Letter Agreement dated September 4, 1997, between Michael Weiss, then the Interim Chairman of the Board of the Company (and presently the Vice Chairman), and Dr. Kasses (the "Letter Agreement"), Dr. Kasses was appointed President and Chief Executive Officer of the Company, effective October 1, 1997, subject to Board ratification. Among other items, the Letter Agreement provided the following:

        1. Dr. Kasses would receive a base salary of $300,000 per annum, subject to semi-annual review commencing on October 1, 1998. In the event Dr. Kasses is terminated without cause or terminates his employment for cause, Dr. Kasses would become entitled to receive this amount as severance for one year following such termination, subject to set-off for amounts earned from alternative employment. At the end of Dr. Kasses' first year of employment, he would become entitled to a bonus of $100,000, assuming he is then employed by the Company. Dr. Kasses would also be entitled to an additional bonus of up to $100,000, subject to achievement of agreed-upon milestones.

        2. Dr. Kasses would be entitled to receive, subject to stockholder approval, a grant of stock options to purchase 5% of the fully diluted Common Stock of the Company outstanding as of an agreed-upon date, with quarterly vesting over four years (assuming continued employment).

        3. Dr. Kasses and his dependents would receive such medical, long-term disability, life insurance and such other health benefits as the Company makes available to its other senior officers and directors.

        The  Letter  Agreement   contemplated   that  these  and  certain  other
provisions would be incorporated into an employment agreement between Dr. Kasses and the Company.

        The Company is seeking stockholder approval of a stock option plan at this Annual Meeting of Stockholders (see Proposal Five) pursuant to which the stock options referred to in the Letter Agreement would be granted. (The Company's current stock option plan has insufficient shares to permit such grant.)

COMPENSATION OF DIRECTORS

        Directors of the Company receive no fees for their services as directors or committee members. Non-employee directors are reimbursed by the Company for their out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees and receive annual grants of stock options under the Company's 1991 Stock Option Plan. The Company is seeking stockholder approval of stock option plans at this Annual Meeting of Stockholders (see Proposals Five and Six) pursuant to which directors will be eligible to receive stock option grants.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        For the Company's fiscal year ended December 31, 1997, the Company had no Compensation Committee. The entire Board of Directors participated in discussions regarding compensation matters. None of the directors or executive officers of the Company had any "interlock" relationship to report during the Company's fiscal year ended December 31, 1997. See "Certain Relationships and Related Transactions" for a description of certain arrangements between the Company and Genta Jago. Genta's Vice Chairman of the Board is a managing director of Genta Jago.

PENSION AND LONG-TERM INCENTIVE PLANS

        The Company has no pension or long-term incentive plans.

                                  STOCK OPTIONS

        No stock options were issued to any Chief Executive Officer, Named Executive Officer or Director by the Company in 1997. See Footnotes 1 and 2 to the Summary Compensation Table.

                           OPTION EXERCISES IN LAST FISCAL YEAR AND
                                FISCAL YEAR END OPTION VALUES


                                                                       Number of
                                                                      Securities                                 Value of
                                                                      Underlying                                Unexercised
                                                                      Unexercised                              In-the-Money
                                                                      Options at                                Options at
                                                                  Fiscal Year End(#)                       Fiscal Year End($)(1)
                                                                  ------------------                       ---------------------
                      Shares Acquired         Value
Name                  On Exercise (#)      Realized ($)     Exercisable        Unexercisable        Exercisable     Unexercisable
----                  ---------------      ------------     -----------        -------------        -----------     -------------

Thomas H. Adams, Ph.D.       --               --             22,799              --(2)                 --             --

Kenneth G. Kasses, Ph.D.     --               --                 --              --                    --             --

Zofia E. Dziewanowska,
  Ph.D., M.D.                --               --             12,333           1,240                    --             --

Guy Van de Winckel           --               --                 --              --                    --             --

Robert E. Klem, Ph.D.        --               --              5,353              --                    --             --

Lauren Brown, Ph.D.                                           3,285              --                    --             --


(1) Calculated on the basis of the fair market value of the underlying securities as of December 31, 1997 ($.781 per share), minus the exercise price.

(2) Does not include options to purchase 100,000 shares of Common Stock which were granted to Dr. Adams in May 1998 pursuant to a consulting services agreement.


                  BOARD REPORT TO STOCKHOLDERS ON COMPENSATION

OVERVIEW

        During 1997 the Board of Directors had no Compensation Committee. Accordingly, this Report is being made by the full Board of Directors.

        The Company seeks to achieve three objectives which serve as guidelines in making compensation decisions:

     o Providing a total compensation package which is competitive and, therefore, enables the Company to attract and retain, on a long-term basis, high-caliber executive personnel;

     o Integrating compensation programs with the Company's short-term and long-term strategic plan and business objectives; and

     o    Encouraging  achievement  of business  objectives  and  enhancement of
          stockholder  value  by  providing   executive   management   long-term
          incentive through equity ownership.

        In making its compensation determinations, the Board of Directors and prior years' Compensation Committees have relied, in part, on independent surveys and analyses of management compensation of executives of companies in the biotechnology and pharmaceutical industries (including companies in the Nasdaq Pharmaceutical Stock Index used in the Company's Stock Price Performance Graph set forth in this Proxy Statement) and recommendations of management. The Board of Directors believes it has established executive compensation levels which are competitive with companies in the biotechnology and pharmaceutical industries when taking into account relative company size, stage of development, individual responsibilities and experience, individual and overall corporate performance and geographic location.

COMPONENTS OF EXECUTIVE COMPENSATION

        The Company's potential therapeutic products are in various stages of research and development, and no revenues have as yet been generated from therapeutic product sales. As a result, the use of traditional performance standards, such as corporate profitability, are not believed to be appropriate in the evaluation of the performance of the Company or its individual executives. The compensation of the Company's executive officers is based, in substantial part, on the achievement of individual and overall corporate objectives. Such objectives are established and modified as necessary to reflect changes in market conditions and other factors. Individual and overall corporate performance is measured by reviewing whether these corporate objectives have been achieved.

        The Company's compensation package for executive officers generally consists of annual cash compensation and long-term compensation in the form of stock options. In light of the Company's stage of development, considerable emphasis is placed on equity-based compensation in an effort to preserve cash to finance the Company's research and development efforts.

ANNUAL CASH COMPENSATION

        Compensation levels for the Company's executive officers are determined, in part, through comparisons with companies of a similar size, stage of development and level of complexity in the biotechnology and pharmaceutical industries, and other companies with which the Company competes for personnel. In addition, the compensation level for each executive officer reflects an evaluation of the responsibilities required for each respective position, individual experience levels, and individual performance and contributions toward achievement of the Company's business objectives. The compensation levels for the Company's executive officers are designed to be competitive within a range that the Board of Directors or the Compensation Committee determines to be reasonable in light of the aforementioned factors. The salary levels of each executive officer are reviewed on an annual basis and adjustments are made as deemed necessary.

STOCK OPTIONS

        The Board of Directors of the Company believes that by providing all full-time employees, including executive officers who have responsibility for the management and growth of the Company, with an opportunity to obtain an equity interest in the Company, the best interests of stockholders and its employees will be closely aligned. Accordingly, all full-time employees, including executive officers, are eligible to receive stock option grants from time to time, giving them the right to purchase shares of the Company's Common Stock at a specified price. See Proposal Five.

COMPENSATION OF EXECUTIVE OFFICERS

        In making compensation decisions for 1997, the Board of Directors took into account the Company's limited cash resources, its weakened financial condition, the general financial performance of the Company during 1996 and 1997 and the importance of retaining the Company's cash to finance its development programs. The Board of Directors also considered the importance to the Company of retaining highly qualified key personnel due to the complex and technologically sophisticated nature of the Company's business. In light of these factors, it was decided not to grant bonuses to any executive officer but to increase the base salary of Drs. Klem and Brown based on JBL's performance during 1996 and, in the case of Dr. Klem, in recognition of his increased management responsibilities at Genta during 1997. The salary of Dr. Kenneth G. Kasses, who was hired as the Company's President and Chief Executive Officer effective October 1, 1997, was determined through negotiation with the Interim Chairman of the Board. See "Compensation of President and Chief Executive Officer" above.

CODE SECTION 162(M)

        In 1993,  the  Internal  Revenue  Code (the  "Code")  was amended to add
Section 162(m). Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by a public company in any year with respect to certain of the company's higher paid executives. Certain performance based compensation that has been approved by shareholders is not subject to the deduction limitation. The 1998 cash compensation of the Company's executives was well below the level where this limitation would apply. See Proposal Five, "Limitations on the Company's Compensation Deduction" for discussions of the applicability of Section 162(m) to the Company's 1998 Stock Incentive Plan.

        This Compensation Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the 1934 Act, as amended, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

                                            Glenn L. Cooper, M.D.

                                            Donald G. Drapkin

                                            Kenneth G. Kasses, Ph.D.

                                            Lawrence J. Kessel, M.D.

                                            Robert E. Klem, Ph.D.

                                            Peter Salomon, M.D.

                                            Bobby W. Sandage, Jr., Ph.D.

                                            Andrew J. Stein

                                            Harlan J. Wakoff

                                            Michael S. Weiss

                          STOCK PRICE PERFORMANCE GRAPH

        The following graph illustrates a comparison of the five-year cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with the CRSP Total Return Index for The Nasdaq National Market (U.S. and Foreign) (the "Nasdaq Composite Index") and the CRSP Total Return Index for Nasdaq Pharmaceutical Stocks (the "Nasdaq Pharmaceutical Index"). The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.


                                      [GRAPHIC OMITTED]

                       December 31,  December 31,  December 31, December 31,  December 31,  December 31,
                           1992          1993          1994         1995          1996          1997

Genta Incorporated.......   $100        $81.94        $57.70       $25.33         $4.93         $0.88
Nasdaq Composite........     100        115.76        112.28       157.69        198.10        236.22
Nasdaq Pharmaceutical...     100         89.43         67.08       122.72        123.08        127.18



        Assumes a $100 investment on December 31, 1992 in each of the Company's Common Stock, the securities comprising the Nasdaq Composite Index, and the securities comprising the Nasdaq Pharmaceutical Index.

-------------------------



1 The Nasdaq Pharmaceutical Index includes all companies on Nasdaq within SIC code 283. A copy of the list of companies which comprise the Nasdaq Pharmaceutical Index may be obtained upon request by contacting Genta Incorporated, Investor Relations, 3550 General Atomics Court, San Diego, California 92121 (619) 455-2700.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In February 1989, the Company entered into a license agreement with Drs. Paul Ts'o and Paul Miller (the "Ts'o/Miller Agreement") pursuant to which Drs. Ts'o and Miller granted an exclusive license to the Company to certain issued patents, patent applications and related technology regarding the use of nucleic acids and oligonucleotides, including methylphosphonates, as pharmaceutical agents. Dr. Ts'o was a Director of the Company until September 11, 1997 and is a Professor of Biophysics, Department of Biochemistry at Johns Hopkins, and Dr. Miller is a Professor of Biochemistry at the School of Public Health and Hygiene, Johns Hopkins. In May, 1990, the Company entered into a license agreement with Johns Hopkins (the "Johns Hopkins Agreement," and such agreement, together with the Ts'o/Miller Agreement, being referred to herein as the "Ts'o/Miller/Hopkins Agreements") pursuant to which Johns Hopkins granted the Company an exclusive license to its rights in certain issued patents, patent applications and related technology developed as a result of research conducted at Johns Hopkins by Drs. Ts'o and Miller and related to the use of nucleic acids and obligonucleotides as pharmaceutical agents. In addition, Johns Hopkins has granted the Company certain rights of first negotiation to inventions made by Drs. Ts'o and Miller in their laboratories in the area of oligonucleotides and inventions made by investigators at Johns Hopkins in the course of research funded by the Company, which inventions are not otherwise included in the Ts'o/Miller/Hopkins Agreements. The Company agreed to pay Dr. Ts'o, Dr. Miller and Johns Hopkins royalties on net sales of products covered by the issued patents and patent applications, but not the related technology, licensed to the Company under the Ts'o/Miller/Hopkins Agreement. The Company also agreed to pay certain minimum royalties prior to commencement of commercial sales of such products, which royalties may be credited under certain conditions against royalties payable on subsequent sales. Subject to certain rights of early termination, the Ts'o/Miller/Hopkins Agreements remain in effect for the life of the last-to-expire patent licensed under the respective agreements or until abandonment of the last-pending patent application licensed under the respective agreements. On May 15, 1997, Johns Hopkins sent the Company a letter stating that the Johns Hopkins Agreement was terminated. On November 26, 1997 the Ts'o/Miller Partnership sent the Company a letter claiming that the Company was in material breach of the Ts'o/Miller Agreement for failing to pay royalties from 1995 through 1997. This notice further advised that if the alleged breach were not cured within 90 days of the notice the license would be terminated. On June 4, 1998, the Company's statutory process agent received a Summons and Complaint in a lawsuit brought by Johns Hopkins against the Company in Maryland Circuit Court for Baltimore City (Case No. 98120110). Johns Hopkins alleges in the Complaint that the Company has breached the Johns Hopkins Agreement and owes it licensing royalty fees and related expenses in the amount of $308,832.24. Johns Hopkins also alleges the existence of a separate March 1993 letter agreement wherein the Company agreed to support a fellowship program at the Johns Hopkins School of Hygiene and Public Health and the Company's breach thereof, with damages of $326,829.00. The Company is currently in the process of retaining Maryland counsel so that it can properly evaluate these lawsuit documents and respond. See "Business -- Anticode(TM) Brand of Antisense Oligonucleotide Programs --Oligonucleotide Collaborative and Licensing Agreements -- Ts'o/Miller/Hopkins" in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 1997. The Company is currently engaged in settlement discussions with Johns Hopkins and the Ts'o/Miller partnership.

        In February 1991, in connection with the acquisition of JBL, the Company assumed certain leases between JBL and Granada Associates and Sueldo Associates, both of which are affiliates of Drs. Brown and Klem. Dr. Brown is currently Vice President of the Company and President of JBL. Dr. Klem is Vice President and a Director of the Company and Chairman of the Board of JBL. The current aggregate monthly payment under such leases is approximately $32,000.

        Dr. Thomas H. Adams resigned as the Chief Executive Officer and Chairman of the Board of the Company on May 5, 1997. As of May 6, 1997, the Company entered into a consulting agreement with Dr. Adams, pursuant to which the Company has granted options to purchase 100,000 shares of Common Stock exercisable at $3.00 per share as consideration for Dr. Adams' performing consulting services of at least 24 days. These options will vest over a two-year period commencing on May 5, 1997, except that the vesting will terminate if Dr. Adams fails to fulfill his obligations under the agreement or if the Company terminates the agreement for cause. In addition, Dr. Adams' previously granted options will continue to vest until the end of the 90-day post-termination grace period for the options which commenced on May 5, 1998. See Footnote 1 to the Summary Compensation Table for a description of Dr. Adams' severance agreement with the Company.

        As of August 1, 1997, the Company entered into a consulting agreement with Dr. Zofia E. Dziewanowska (a former executive officer of the Company), pursuant to which Dr. Dziewanowska would be compensated for any work performed at a rate of $150 per hour through January 31, 1998 and $300 per hour thereafter. In addition, Dr. Dziewanowska's options continued to vest until the end of the 90-day post-termination exercise grace period for the options, which commenced on January 31, 1998. See Footnote 6 to the Summary Compensation Table for a description of Dr. Dziewanowska's severance agreement with the Company.

        As of August 27, 1997, the Company entered into separate consulting agreements with each of Drs. Paul Ts'o and Sharon Webster (both former directors of the Company), pursuant to which the Company issued 15,400 shares of Common Stock to Dr. Ts'o and 15,500 shares of Common Stock to Dr. Webster, paid $4,000 to Dr. Webster and retained each of Drs. Ts'o and Webster to serve as consultants to the Company for a one-year period at a fee of $12,000.

        In February 1997, the Company raised gross proceeds of $3 million in a private placement, to the Aries Funds, of 12% Senior Secured Convertible Notes ("Convertible Notes") and Bridge Warrants. The Convertible Notes, together with accrued interest thereon, were converted pursuant to their terms into an aggregate of 65,415 shares of Series D Preferred Stock, which in turn are convertible, at $0.94375 per share, into 6,931,391 shares of Common Stock. The Bridge Warrants permit the purchase of up to an aggregate of 6,357,616 shares of Common Stock at an exercise price of $0.471875 per share (subject to adjustment upon the occurrence of certain events). Pursuant to the Note and Warrant Purchase Agreement in connection with such private placement, the Company could be required to issue Penalty Warrants to the Aries Funds. See "Proposal One:
Approval of Reverse Stock Splits of the Company's Outstanding Common Stock -- Capitalization." Also pursuant to the Note and Warrant Purchase Agreement, the Aries Funds were granted the right to designate nominees constituting a majority of the members of the Board of Directors of the Company, subject to certain conditions. The Aries Funds designated Michael S. Weiss as a nominee for Director and he was appointed by the Board and elected Interim Chairman of the Company's Board of Directors. On September 11, 1997, the Aries Funds designated Glenn L. Cooper, M.D., Donald G. Drapkin, Bobby W. Sandage, Jr., Ph.D. and Andrew J. Stein as nominees to the Board of Directors of the Company (the
"Board"), such persons were elected as Directors of the Company, Michael S. Weiss stepped down as Interim Chairman and the Board elected Mr. Drapkin Chairman and Mr. Weiss Vice Chairman.

        On June 6, 1997, the Aries Funds entered into a Line of Credit Agreement with the Company pursuant to which the Aries Funds provided the Company with a line of credit of up to $500,000, which subsequently was repaid, in consideration for warrants (the "Line of Credit Warrants") to purchase 50,000 shares of Common Stock exercisable at $2.50 per share, subject to adjustment upon the occurrence of certain events.

        On June 30, 1997, the Company sold a total of 161.58 Premium Preferred Units(TM) ("Units") in a private placement (the "Private Placement") for which Paramount Capital, Inc. acted as placement agent. Each unit sold in the Private Placement consisted of 1,000 shares of Series D Preferred Stock and Class D Warrants to purchase 5,000 shares of Common Stock at any time prior to the fifth anniversary of the final closing date. A total of $16,158,000 was raised. The net proceeds to the Company were $14,036,772. The conversion price of the Series D Preferred Stock and the exercise price of the Class D Warrants are both $0.94375 per share, subject to adjustment upon the occurrence of certain events. The Aries Funds purchased, for an aggregate of $870,000, Class D Warrants and Series D Preferred Stock in the Private Placement presently exercisable and convertible for aggregates of 50,000 and 1,059,603 shares of Common Stock, respectively. In connection with the Private Placement, Paramount Capital, Inc. received cash commissions equal to 9% of the gross sales price and a non-accountable expense allowance equal to 4% of the gross sales price, and received warrants (the "Placement Warrants") to purchase up to 10% of the Units sold in the Private Placement for 110% of the offering price per Unit. Furthermore, the Company has agreed to enter into a financial advisory agreement with Paramount Capital, Inc. pursuant to which Paramount Capital, Inc. shall receive certain cash fees and has received warrants (the "Advisory Warrants" and, together with the Placement Warrants, the "Unit Purchase Warrants") to purchase up to 15% of the Units sold in the Private Placement for 110% of the offering price per Unit. Michael S. Weiss, Vice Chairman of the Board of the Company, is a Senior Managing Director of Paramount Capital, Inc. David R. Walner, the Secretary of the Company, is an Associate Director and Secretary of Paramount Capital Asset Management, Inc. ("PCAM"). PCAM is the investment manager and general partner of Aries Trust and Aries Domestic Fund, respectively. The Aries Funds currently do not hold a controlling block of voting stock of the Company, although the Aries Funds have the present right to convert and exercise their securities into a significant portion of the outstanding Common Stock, as described herein. Dr. Lindsay A. Rosenwald, the President and sole stockholder of PCAM, is also the President and sole stockholder of Paramount Capital, Inc., the Company's financial advisor and the placement agent for the Private Placement. In connection with the Private Placement, Paramount Capital, Inc. and their designees received Unit Purchase Warrants to purchase an aggregate of 40,395 shares of Series D Preferred Stock and

201,975 Class D Warrants as compensation for services as placement agent and financial advisor. Paramount Capital, Inc. allocated to Mr. Weiss and an entity of which Mr. Weiss is the managing member, Unit Purchase Warrants to purchase an aggregate of 5,934 shares of Series D Preferred Stock and 29,670 Class D Warrants.

        In December 1992, the Company and Jagotec formed Genta Jago Technologies B.V. ("Genta Jago"), a 50/50 joint venture to develop and commercialize therapeutic products on a worldwide basis. In 1996, SkyePharma acquired Jagotec. Michael Weiss is a managing director of Genta Jago. Among other things, the Company is required to provide loans to Genta Jago pursuant to a working capital agreement which expires in October 1998. The loans are advanced up to a mutually agreed upon maximum commitment amount, which amount is established by the parties on a periodic basis. As of December 31, 1997, the Company had advanced working capital loans of approximately $15,800,000 to Genta Jago, net of principal repayments and credits, which amount fully satisfied what the Company believes is the loan commitment established by the parties through December 31, 1997. Such loans bear interest and are payable in full in October 1998, or earlier in the event certain revenues are received by Genta Jago from third parties. There can be no assurance, however, that Genta Jago will obtain the necessary financial resources to repay such loans to the Company.

        Under the terms of the joint venture, Genta Jago has contracted with the Company to conduct research and development and provide certain other services. Revenues associated with providing such services, totaling $350,000 in 1997, were recorded by the Company as related party contract revenue. Terms of the arrangement also grant the Company an option to purchase Jagotec's interest in Genta Jago exercisable from December 1998 through December 2000.

                                  PROPOSAL FIVE

                    ADOPTION OF THE 1998 STOCK INCENTIVE PLAN

                                       AND

                        GRANTS OF OPTIONS UNDER THE PLAN


        The Board of Directors believes that the Company's existing Stock Option Plan is inadequate to provide sufficient incentives for the successful recruitment and retention of key personnel. The Board of Directors has adopted, and is submitting to the stockholders for approval, the Company's 1998 Stock Incentive Plan (the "1998 Plan"), the full text of which is set forth in Exhibit D hereto. Directors, officers and other employees of the Company and its subsidiaries, as well as consultants to the Company and its subsidiaries, are eligible to participate under the 1998 Plan. Stockholder approval of Proposal Five is necessary, inter alia, to comply with the listing maintenance standards of Nasdaq, to comply with the provisions of the performance-based compensation exemption from the tax deduction limit imposed by Section 162(m) of the Internal Revenue Code (the "Code") to the extent permitted by said provisions, as well as to ensure that incentive stock options are available for issuance.



        The main features of the 1998 Plan are outlined below, but the outline is qualified by reference to the complete text of the plan.



GENERAL

        As of May 28, 1998, the Company's Board of Directors adopted, subject to stockholder approval, the 1998 Plan. The 1998 Plan provides for the issuance of authorized and unissued shares of Common Stock, treasury shares and/or shares acquired by the Company for purposes of the 1998 Plan up to a maximum of 6,750,000 shares (which is approximately 15% of the Common Stock on a fully-diluted basis, excluding options and warrants with an exercise price of $2.00 or more); provided, however, that such maximum number of shares may be increased at any time or from time to time, at the discretion of the Board of Directors, by an aggregate amount up to the product of (x) 0.15 and (y) the sum of (1) the difference between (A) the number of shares of Common Stock which may be obtained upon conversion of the Series D Preferred Stock, after giving effect to any modification in the conversion price effected by the provision, for adjusting (the "Reset") such conversion price upon the occurrence of a Reset Event, of the fifth paragraph of Subsection 4(a) of the Certificate of Designations for the Series D Preferred Stock, as amended from time to time, or any contractual modification to such Reset (collectively, the "Reset") and (B) the number of shares of Common Stock obtainable upon conversion of the Series D Preferred Stock immediately prior to such Reset and (2) the number of shares of Common Stock which may be obtained upon the exercise of any Penalty Warrants. The total number of incentive stock options, however, which may be granted under the 1998 Plan may not exceed 5,000,000 shares. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award are available for other awards under the 1998 Plan. In the event of a stock dividend, stock split, reverse stock split, combination or reclassification of the Common Stock or the like, the Board of Directors or the Compensation Committee of the Board of Directors (the "Committee") will equitably adjust the aggregate number of shares subject to the 1998 Plan, the number of shares subject to each outstanding award, and the exercise price of each outstanding option.

        Awards under the 1998 Plan may be made in the form of (i) incentive stock options, (ii) non-qualified stock options (incentive and non-qualified stock options are collectively referred to as "options"), (iii) stock appreciation rights, (iv) restricted stock, (v) restricted stock units, (vi) dividend equivalent rights and (vii) other stock-based awards. Awards may be made to such directors, officers and other employees of the Company and its subsidiaries (including prospective employees who become employees), and to such consultants, advisors and other independent contractors of the Company and its subsidiaries, as the Committee shall in its discretion select (collectively, "key persons").

ADMINISTRATION

        The 1998 Plan may be administered by the Board or the Committee, composed of not fewer than two directors. To the extent required for transactions under the 1998 Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the 1934 Act ("Rule 16b-3"), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Committee is a "non-employee director" within the meaning of Rule 16b-3 or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of "non-employee directors". To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, the members of the Committee shall be "outside directors" within the meaning of
Section 162(m). The Board and Committee are authorized to construe, interpret and implement the provisions of the 1998 Plan, to select the key persons to whom awards will be granted, to determine the terms and provisions of such awards, and to amend outstanding awards. The determinations of the Board and Committee are made in their sole discretion and are conclusive. The Committee presently consists of Glenn L. Cooper, M.D., Chairman, Andrew J. Stein and Michael S. Weiss. (As used herein, "Committee" refers to the Committee and/or the Board, as appropriate).



GRANTS UNDER THE 1998 PLAN


        Stock Options

        Unless the Committee expressly provides otherwise, an option will become exercisable as to 25% of the shares subject thereto on each of the first through fourth anniversaries of the grant. The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Committee, provided that the option exercise price shall be no less than 100% of the fair market value of a share of the Common Stock on the date of grant in the case of an incentive stock option. However, to the extent required under Section 422 of the Code, an incentive option granted to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary must satisfy the following conditions: (a) at the time such option is granted, the option exercise price shall be no less than 110% of the fair market value of a share of the Common Stock on the date of grant and (b) the option by its terms is not exercisable after the expiration of five years from the date it is granted. The option exercise price is payable in cash, or, with the consent of the Committee, by surrender of shares of Common Stock having a fair market value on the date of the exercise equal to part or all of the option exercise price, or by such other payment method as the Committee may prescribe.


        Stock Appreciation Rights

        Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the 1998 Plan. Generally, no stock appreciation right will be exercisable at a time when any option to which it relates is not exercisable. The grantee of a stock appreciation right has the right to surrender the stock appreciation right and to receive from the Company an amount equal to the aggregate appreciation (since the date of the grant, or over the option exercise price if the stock appreciation right is granted in connection with an option) in the shares of Common Stock in respect of which such stock appreciation right is being exercised. Payment due upon exercise of a stock appreciation right may be in cash, in Common Stock, or partly in each, as determined by the Committee in its discretion.


        Individual Limitation on Stock Options and Stock Appreciation Rights

        The total number of shares of Common Stock with respect to which options and stock appreciation rights may be granted to any one employee during any two-year period may not exceed 8,000,000.

        Restricted Stock

        The Committee may grant or sell restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions (which may depend upon or be related to performance goals and other conditions) as the Committee shall determine in its discretion. Certificates for the shares of Common Stock covered by a restricted stock award will remain in the possession of the Company until such shares are free of restrictions. Subject to the applicable restrictions, the grantee has the rights of a stockholder with respect to the restricted stock.



        Restricted Stock Units

        The Committee may grant restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion. Restricted stock units are intended to give the recipient the economic equivalent of actual restricted shares of stock, while postponing the tax consequences.

A restricted stock unit is an unsecured promise to transfer an unrestricted share of stock at a specified future maturity date (which can be later than the vesting date at which the right to receive the shares becomes nonforfeitable) selected by the recipient of the unit at the time of grant or subsequent thereto.



        Dividend Equivalent Rights

        The Committee may include in any award a dividend equivalent right entitling the recipient to receive amounts equal to the ordinary dividends that would have been paid, during the time such award is outstanding, unexercised or not vested, on the shares of Common Stock covered by such award if such shares were then outstanding.



        Other Stock Based-Awards

        The 1998 Plan permits the Committee to grant other stock based awards, such as performance shares or unrestricted stock, subject to such terms and conditions as the Committee deems appropriate.



TERMINATION OF EMPLOYMENT OR SERVICE



        Options and Stock Appreciation Rights

        Unless the Committee otherwise specifies: (i) all options and stock appreciation rights not yet exercised shall terminate upon termination of the grantee's employment or service by reason of discharge for cause; (ii) if a grantee's employment or service terminates for reasons other than cause or death, the grantee's options and/or stock appreciation rights generally will be exercisable for 90 days (or one year if the termination is by reason of disability) after termination to the extent that they were exercisable at termination, but not after the expiration date of the award; and (iii) if a grantee dies while in the Company's employ or service or during the aforementioned post-employment exercise period, the grantee's options and/or stock appreciation rights will, to the extent exercisable immediately prior to death, generally remain exercisable for one year after the date of death, but not after the expiration date of the award.



        Restricted Stock

        If a grantee's employment or service terminates for any reason during the 120 days following the employee's termination date, the Company will have the right to require forfeiture of restricted shares then subject to restrictions on transfer in exchange for any amount paid by the grantee for such shares.

        Right of Recapture

        If at any time within one year after the date of a "realization event" (as defined in Section 2.10 of the 1998 Plan), the grantee is terminated for cause or engages in any activity determined in the discretion of the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the grantee from the realization event shall be paid by the grantee to the Company. Such gain shall be determined as of the date of the realization event, regardless of any subsequent change in the fair market value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the grantee by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).


OTHER FEATURES OF THE 1998 PLAN

        The Committee may amend any outstanding award, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions on the award. The Board of Directors may, without stockholder approval, suspend, discontinue, revise or amend the 1998 Plan at any time or from time to time; provided, however, that stockholder approval shall be obtained to the extent necessary to comply with Section 422 of the Code
(relating to the grant of incentive stock options) and other applicable law. Unless sooner terminated by the Board of Directors, the provisions of the 1998 Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the 1998 Plan by the Board of Directors. All awards made under the 1998 Plan prior to its termination shall remain in effect until they are satisfied or terminated.

        In the event of a change in control of the Company (as defined in Section 3.7 of the 1998 Plan), (i) any then outstanding stock option or stock appreciation right will become fully vested and immediately exercisable upon the subsequent termination of employment of the grantee by the Company or its successors without cause within one year of the change in control, unless the applicable plan agreement otherwise provides, and (ii) the Committee in its discretion may amend any outstanding award, including by amendments which advance the dates upon which any or all outstanding awards of any type terminate. In the event of a proposed liquidation or dissolution of the Company, outstanding awards will terminate immediately prior to the consummation of the action, unless otherwise provided by the Committee, which in its discretion may accelerate the date on which any award becomes fully vested and/or declare that any award will terminate as of a specified date. In the event of a merger or consolidation of the Company with or into any other corporation or entity, outstanding awards shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion, to accelerate the date on which an award becomes exercisable or fully vested. In the absence of an assumption or substitution of awards, awards shall, to the extent not exercised, terminate as of the date of the closing of the merger.



GRANT OF OPTIONS TO CEO

        Pursuant to the provisions of the Letter Agreement described under the caption "Executive Compensation --Compensation of President and Chief Executive Officer," the Board of Directors, as of May 28, 1998 (the "Grant Date"), granted to Kenneth G. Kasses, Ph.D., the Company's President and Chief Executive Officer, subject to stockholder approval of this Proposal Five, a stock option (the "Kasses Option") to purchase, at an initial exercise price of $0.94375 per share, 2,236,263 shares of Common Stock, having a market value of approximately $1,747,080 as of June 17, 1998 and representing approximately 5% of the Fairly-Diluted Common Stock (as defined below) as of the Grant Date, excluding Penalty Warrants. "Fairly-Diluted Common Stock" means, as of a specified date, the number of shares of Common Stock that would be outstanding on such date assuming: (i) the conversion into Common Stock on such date of all preferred stock of the Company outstanding on the Grant Date or issuable upon exercise of warrants outstanding on the Grant Date; and (ii) the exercise on such date of all warrants of the Company outstanding on the Grant Date or contractually required to be issued pursuant to an agreement in effect on the Grant Date, in each case having an exercise price per share of Common Stock of less than $2.00 on the Grant Date, including, but not limited to, Penalty Warrants. As of May 28, 1998, there were 44,725,266 shares of Fairly-Diluted Common Stock (exclusive of any Penalty Warrants which may be issued). The exercise price and the number of shares subject to the Kasses Option are subject to adjustment if the number of shares of Fairly-Diluted Common Stock on February 26, 1999 (the "Adjustment Date") is other than 44,725,266 shares (subject to proportional adjustment for any stock split or reverse stock split of the Common Stock) as a result of any issuance of Penalty Warrants or alteration of the conversion price of the Series D Preferred Stock pursuant to the Reset or any contractual modification to such Reset (such Reset, and, if contractually modified by at least a majority of the holders of the Series D Preferred Stock, as so modified, the "Series D Reset") occurring prior to the Adjustment Date (the "Covered Events"), in which case the Kasses Option shall automatically be adjusted: (x) to adjust the number of shares of Common Stock covered to the extent necessary to equal the sum of: (a) 2,236,263 shares of Common Stock (subject to proportional adjustment for any stock split or reverse stock split of the Common Stock); and (b) 5% of any additional shares of Fairly-Diluted Common Stock as of the Adjustment Date that are attributable to Covered Events (subject to proportional adjustment for any stock split or reverse stock split of the Common Stock); and (y) to adjust the exercise price so that the exercise price per share is equal to the per-share conversion price of the Series D Preferred Stock immediately after the Series D Reset. See "Proposal One: Approval of Reverse Stock Splits of the Company's Outstanding Common Stock" for a description of the Series D Reset and the Penalty Warrants. The Kasses Option becomes exercisable in 16 substantially equal installments on the last day of each calendar quarter after October 1, 1997, provided that adjustments to the number of options as provided above shall be prorated over the remaining quarterly periods after the adjustment. The Kasses Option expires on the tenth anniversary of the Grant Date; provided that, if earlier, the Kasses Option shall expire one year after the termination of Dr. Kasses' employment with the Company.



TAX CONSEQUENCES

        The following description of the tax consequences of awards under the 1998 Plan is based on present Federal tax laws, and does not purport to be a complete description of the tax consequences of the 1998 Plan.

        There are generally no Federal tax consequences either to the optionee or to the Company upon the grant of a stock option. On exercise of an incentive stock option, the optionee will not realize any income, and the

Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. However, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income, and the Company will be entitled to a deduction in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less); the remainder of any gain to the optionee will be treated as capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Company.

        The grant of a stock appreciation right or restricted stock unit award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will include in gross income an amount equal to the fair market value of any shares of Common Stock and/or any cash received, and the Company will be entitled to a tax deduction in the same amount. An award of restricted shares of Common Stock will not result in income for the grantee or in a tax deduction for the Company until such time as the shares are no longer subject to forfeiture unless the grantee elects otherwise. At that time, the grantee generally will include in gross income an amount equal to the fair market value of the shares less any amount paid for them, and the Company will be entitled to a tax deduction in the same amount.



LIMITATIONS ON THE COMPANY'S COMPENSATION DEDUCTION

        Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers to the extent that the yearly compensation paid to such officers exceeds $1.0 million, unless such compensation meets certain criteria. The Company believes that compensation realized from stock options and stock appreciation rights granted under the 1998 Plan generally will satisfy the requirements of Section 162(m) of the Code if the options or stock appreciation rights are granted by a committee of "outside directors" (as defined under Section 162(m)) and are granted at fair market value; however, there is no assurance that such awards will satisfy such requirements. In addition, because other awards under the 1998 Plan will generally not meet the requirements of Section 162(m) of the Code, the deduction attributable to any compensation realized under any such awards to the affected executive officers may be limited. The Kasses Option does not satisfy the requirements of Section 162(m) of the Code.



        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL FIVE.

Approval of Proposal Five will require the affirmative vote of a majority of the aggregate voting power of the shares of Common Stock and Series D Preferred Stock present in person or represented by proxy, voting together as a single class.

                                  PROPOSAL SIX



         ADOPTION OF THE NON-EMPLOYEE DIRECTORS' 1998 STOCK OPTION PLAN

                                       AND

                        GRANTS OF OPTIONS UNDER THE PLAN



        The Non-Employee Directors' 1998 Stock Option Plan (the "Directors' Plan") was adopted by the Board of Directors as of May 28, 1998, subject to approval by the Company's stockholders. The purpose of the Directors' Plan is to provide an incentive to the Company's non-employee directors to serve on the Board of Directors and to maintain and enhance the Company's long-term performance. Stockholder approval of Proposal Six is necessary, inter alia, to comply with the listing maintenance standards of Nasdaq.

        The following summary of the main features of the Directors' Plan is qualified by reference to the complete text of the plan, which is attached as Exhibit E hereto.



GENERAL

        The Directors' Plan provides for the issuance of authorized and unissued shares of Common Stock, treasury shares and/or shares acquired by the Company for purposes of the Directors' Plan up to a maximum of 3,000,000 shares (which is approximately 6.7% of the Fairly-Diluted Common Stock as of May 28, 1998) plus the number of shares underlying the options referred to below under the caption "Initial Grant of Options to Present Non-Employee Directors." Generally, shares subject to an option that remain unissued upon expiration or cancellation of the option are available for other options under the Directors' Plan. In the event of any change in the Common Stock by reason of a stock dividend, recapitalization, merger, consolidation or the like, the Board of Directors will adjust the number and kind of shares issuable, the number of shares subject to options then outstanding or subsequently granted under the Directors' Plan and the exercise price of such options.



INITIAL GRANTS OF OPTIONS TO PRESENT NON-EMPLOYEE DIRECTORS

        Pursuant to the Directors' Plan, as of May 28, 1998 (the "Grant Date"), the Board of Directors granted to each non-employee director of the Company, subject to stockholder approval of this Proposal Six, stock options to purchase the following respective numbers of shares of Common Stock at an initial exercise price of $0.94375 per share, subject to adjustment as described below, representing an aggregate of approximately 4% of the Fairly-Diluted Common Stock as of May 28, 1998 (the "Grant Date"): Donald G. Drapkin, 675,000 shares; Glenn
L. Cooper, M.D. and Bobby W. Sandage, Jr., Ph.D., 337,500 shares each; and Lawrence J. Kessel, M.D., Peter Salomon, M.D., Andrew J. Stein, Harlan J. Wakoff and Michael S. Weiss, 75,000 shares each. The exercise price and number of shares underlying such stock options shall be subject to adjustment if the number of shares of Fairly-Diluted Common Stock as of the Adjustment Date is other than 44,725,266 shares (subject to proportional adjustment for any stock split or reverse stock split of the Common Stock) as a result of any and all Covered Events occurring prior to such Adjustment Date, in which case (x) the number of shares of Common Stock covered by the stock option shall increase by a number of shares equal to the following respective percentages of the number of shares of Fairly-Diluted Common Stock as of the Adjustment Date in excess of 44,725,266 that are attributable to Covered Events: Donald G. Drapkin, 1.5%; Glenn L. Cooper, M.D. and Bobby W. Sandage, Jr., Ph.D., .75% each; and Lawrence
J. Kessel, M.D., Peter Salomon, M.D., Andrew J. Stein, Harlan J. Wakoff and Michael S. Weiss, .167% each, and (y) the per-share exercise price shall be adjusted to equal the conversion price of the Series D Preferred Stock immediately after the Series D Reset.

        Each of the options described above has a term of ten years and becomes exercisable in 16 substantially equal installments on the last day of each calendar quarter after October 1, 1997 provided that adjustments to the number of options as provided above shall be prorated over the remaining quarterly periods after the adjustment.

In the event of a change in control of the Company (as defined in Section 8(d) of the Directors' Plan), the options described above will become fully vested and immediately exercisable (i) upon the termination of the director's status as an Eligible Director under the Directors' Plan as a result of the removal of such person from the Board (other than for cause) by shareholder action within one year of such change in control or (ii) in the case of any liquidation of the Company or sale or disposition of all or substantially all of the Company's assets, immediately upon the consummation thereof.



ANNUAL OPTION GRANTS

        The Directors' Plan provides for grants, at each annual meeting of stockholders of the Company commencing with the Annual Meeting in 1999, of nonqualified stock options to purchase 50,000 shares of Common Stock to each non-employee director, excluding any director who is then receiving a grant under any other equity-based plan or arrangement of the Company in connection with his or her initial election or appointment to the Board of Directors, provided that the director has served on the Board of Directors for at least six months prior to the date of the annual meeting (such annual options, the "Annual Options"). Each Annual Option granted under the Directors' Plan will have a term of ten years and will become exercisable in full on the date of the annual meeting next following the date of grant. The exercise price of each Annual Option granted under the Directors' Plan will equal the fair market value of a share of Common Stock on the date of the relevant Annual Meeting.



TERMINATION OF SERVICE

        If a non-employee director's service on the Board terminates for any reason other than death or disability, options granted under the Directors' Plan will be exercisable for six months after termination to the extent they were exercisable at the time of termination, but not after the expiration date of the option. If a director dies or becomes disabled while serving on the Board or during the aforementioned post-service exercise period, the options granted under the Directors' Plan will, to the extent exercisable immediately prior to death or disability, remain exercisable for one year after the date of death or disability, but not after the expiration date of the option.



OTHER FEATURES OF THE DIRECTORS' PLAN

        In the event of a merger or consolidation of the Company with or into any other corporation or entity, outstanding awards shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

        The Board may amend the Directors' Plan at any time or from time to time; provided, that no amendment may impair any material rights or increase any material obligations under any outstanding option without the optionee's consent. Stockholder approval of any amendment shall be obtained to the extent necessary to comply with any applicable law, rule or regulation.

        Unless sooner terminated by the Board, the Directors' Plan will terminate on the date when no more shares are available for issuance thereunder. All options granted under the Directors' Plan prior to its termination will continue in effect until exercised or terminated.



FEDERAL INCOME TAX CONSEQUENCES

        The following description of the tax consequences of awards of options under the Directors' Plan is based on present Federal tax laws, and does not purport to be a complete description of the tax consequences of the Directors' Plan.

        There are generally no federal tax consequences either to the optionee or to the Company upon the grant of a stock option. On exercise of a non-qualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Company.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL SIX.

Approval of Proposal Six will require the affirmative vote of a majority of the aggregate voting power of the shares of Common Stock and Series D Preferred Stock present in person or represented by proxy, voting together as a single class.

                              STOCKHOLDER PROPOSALS


        Proposals of stockholders intended to be presented at the 1999 annual meeting of stockholders of the Company must be received by the Company at the offices of the Company, at 3550 General Atomics Court, San Diego, California 92121 no later than February 22, 1999 [120 days before the date of this proxy statement plus one year] in order to be included in the proxy statement and form of proxy relating to such annual meeting.



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


        Section 16(a) of the 1934 Act, as amended, requires the directors and executive officers of the Company and persons who beneficially own more than ten percent of the Company's Common Stock (collectively, the "Reporting Persons") to report their ownership of and transactions in the Company's Common Stock to the SEC. Copies of these reports are also required to be supplied to the Company. The Company believes, upon a review of the copies of such reports received by the Company, written representations furnished by the Reporting Persons to the Company and SEC filings, that during the year ended December 31, 1997 the Reporting Persons complied with all applicable Section 16(a) reporting requirements, except as follows: Mr. Michael Weiss did not file a Form 3 on a timely basis to report his appointment as a director of the Company.



                                  OTHER MATTERS


        The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.



        Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.



                                            By order of the Board of Directors,




                                        /s/ Kenneth G. Kasses, Ph.D.
                                        ----------------------------
                                            Kenneth G. Kasses, Ph.D.
                                            President and
                                            Chief Executive Officer

Dated: June 22, 1998

EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               GENTA INCORPORATED

      GENTA INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

        DOES HEREBY CERTIFY:

        FIRST: That at a meeting of the Board of Directors of Genta Incorporated, resolutions were duly adopted setting forth proposed amendments of the Restated Certificate of Incorporation of the corporation, and declaring that such amendments are advisable and that such amendment should be submitted to the stockholders of the corporation for approval. The resolutions setting forth the proposed amendments are as follows:

               A.     Two-for-Three Reverse Stock Split.

        RESOLVED, that, prior to the Company's next Annual Meeting of Stockholders following the 1998 Annual Meeting, on the condition that no other amendment to the Company's Restated Certificate of Incorporation shall have been filed subsequent to July 14, 1998 effecting a reverse stock split of the Common Stock, Article IV of the Company's Restated Certificate of Incorporation be amended by addition of the following provision:

        Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into two-thirds (2/3) of a share of the Company's Common Stock, par value $.001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificate") representing the number of whole shares of the New Common Stock determined by dividing the number of shares of Old Common Stock represented by such Old Certificate(s) immediately prior to the time this amendment becomes effective by three halves (3/2) and rounding such number up to the next whole integer. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that rounding up for fractional shares to any one person shall not exceed one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

        FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated Certificate of Incorporation effecting a two-for-three Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholders.

        B.     One-for-Two Reverse Stock Split.

        RESOLVED, that, prior to the Company's next Annual Meeting of Stockholders following the 1998 Annual Meeting, on the condition that no other amendment to the Company's Restated Certificate of Incorporation shall have been filed subsequent to July 14, 1998 effecting a reverse stock split of the Common Stock, Article IV of the Company's Restated Certificate of Incorporation be amended by addition of the following provision:

        Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one half (1/2) of a share of the Company's Common Stock, par value $.001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificate") representing the number of whole shares of the New Common Stock determined by dividing the number of shares of Old Common Stock represented by such Old Certificate(s) immediately prior to the time this amendment becomes effective by two (2) and rounding such number up to the next whole integer. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that rounding up for fractional shares to any one person shall not exceed one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

        FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated Certificate of Incorporation effecting a one-for-two Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholders.

        C.     Two-for-Five Reverse Stock Split.

        RESOLVED, that, prior to the Company's next Annual Meeting of Stockholders following the 1998 Annual Meeting, on the condition that no other amendment to the Company's Restated Certificate of Incorporation shall have been filed subsequent to July 14, 1998 effecting a reverse stock split of the Common Stock, Article IV of the Company's Restated Certificate of Incorporation be amended by addition of the following provision:

        Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into two-fifths (2/5) of a share of the Company's Common Stock, par value $.001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificate") representing the number of whole shares of the New Common Stock determined by dividing the number of shares of Old Common Stock represented by such Old Certificate(s) immediately prior to the time this amendment becomes effective by five halves (5/2) and rounding such number up to the next whole integer. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that rounding up for fractional shares to any one person shall not exceed one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

        FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated Certificate of Incorporation effecting a two-for-five Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholders.

        D.     One-for-Three Reverse Stock Split.

        RESOLVED, that, prior to the Company's next Annual Meeting of Stockholders following the 1998 Annual Meeting, on the condition that no other amendment to the Company's Restated Certificate of Incorporation shall have been filed subsequent to July 14, 1998 effecting a reverse stock split of the Common Stock, Article IV of the Company's Restated Certificate of Incorporation be amended by addition of the following provision:

        Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-third (1/3) of a share of the Company's Common Stock, par value $.001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificate") representing the number of whole shares of the New Common Stock determined by dividing the number of shares of Old Common Stock represented by such Old Certificate(s) immediately prior to the time this amendment becomes effective by three (3) and rounding such number up to the next whole integer. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that rounding up for fractional shares to any one person shall not exceed one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

        FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated Certificate of Incorporation effecting a one-for-three Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholders.

        E.     One-for-Four Reverse Stock Split.

        RESOLVED, that, prior to the Company's next Annual Meeting of Stockholders following the 1998 Annual Meeting, on the condition that no other amendment to the Company's Restated Certificate of Incorporation shall have been filed subsequent to July 14, 1998 effecting a reverse stock split of the Common Stock, Article IV of the Company's Restated Certificate of Incorporation be amended by addition of the following provision:

        Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one quarter (1/4) of a share of the Company's Common Stock, par value $.001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificate") representing the number of whole shares of the New Common Stock determined by dividing the number of shares of Old Common Stock represented by such Old Certificate(s) immediately prior to the time this amendment becomes effective by four (4) and rounding such number up to the next whole integer. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that rounding up for fractional shares to any one person shall not exceed one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

        FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated Certificate of Incorporation effecting a one-for-four Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholders.

        F.     One-for-Five Reverse Stock Split.

        RESOLVED, that, prior to the Company's next Annual Meeting of Stockholders following the 1998 Annual Meeting, on the condition that no other amendment to the Company's Restated Certificate of Incorporation shall have been filed subsequent to July 14, 1998 effecting a reverse stock split of the Common Stock, Article IV of the Company's Restated Certificate of Incorporation be amended by addition of the following provision:

        Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one fifth (1/5) of a share of the Company's Common Stock, par value $.001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificate") representing the number of whole shares of the New Common Stock determined by dividing the number of shares of Old Common Stock represented by such Old Certificate(s) immediately prior to the time this amendment becomes effective by five (5) and rounding such number up to the next whole integer. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that
        the  Company's   Transfer  Agent   determines   that  a  holder  of  Old
        Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that rounding up for fractional shares to any one person shall not exceed one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

        FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated Certificate of Incorporation effecting a one-for-five Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholders.

        G.     One-for-Seven Reverse Stock Split.

        RESOLVED, that, prior to the Company's next Annual Meeting of Stockholders following the 1998 Annual Meeting, on the condition that no other amendment to the Company's Restated Certificate of Incorporation shall have been filed subsequent to July 14, 1998 effecting a reverse stock split of the Common Stock, Article IV of the Company's Restated Certificate of Incorporation be amended by addition of the following provision:

        Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one seventh (1/7) of a share of the Company's Common Stock, par value $.001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificate") representing the number of whole shares of the New Common Stock determined by dividing the number of shares of Old Common Stock represented by such Old Certificate(s) immediately prior to the time this amendment becomes effective by seven (7) and rounding such number up to the next whole integer. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that rounding up for fractional shares to any one person shall not exceed one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

        FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated Certificate of Incorporation effecting a one-for-seven Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholders.

        H.     One-for-Ten Reverse Stock Split.

        RESOLVED, that, prior to the Company's next Annual Meeting of Stockholders following the 1998 Annual Meeting, on the condition that no other amendment to the Company's Restated Certificate of Incorporation shall have been filed subsequent to July 14, 1998 effecting a reverse stock split of the Common Stock, Article IV of the Company's Restated Certificate of Incorporation be amended by addition of the following provision:

        Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one tenth (1/10) of a share of the Company's Common Stock, par value $.001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificate") representing the number of whole shares of the New Common Stock determined by dividing the number of shares of Old Common Stock represented by such Old Certificate(s) immediately prior to the time this amendment becomes effective by ten (10) and rounding such number up to the next whole integer. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that rounding up for fractional shares to any one person shall not exceed one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

        FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Restated Certificate of Incorporation effecting a one-for-ten Reverse Stock Split, notwithstanding authorization of the proposed amendment by the stockholders of the Company, the board of directors may abandon such proposed amendment without further action by the stockholders.

        SECOND: Thereafter, pursuant to resolutions of the corporation's Board of Directors, the amendments were submitted to the stockholders of the corporation for approval at a Meeting of Stockholders, and such meeting was called and held upon notice in accordance with Section 222 of the General
Corporation Law of the State of Delaware. The necessary number of shares as required by statute were voted in favor of the amendment.

        THIRD: The said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Kenneth G. Kasses, Ph.D., its President, and by Robert E. Klem, Ph.D., its Vice President, as of this ___ day of __________________.

                                             GENTA INCORPORATED



                                             By_______________________
                                                       Kenneth G. Kasses, Ph.D.
                                                       President

Attest:



---------------------------
Robert E. Klem, Ph.D.
Vice President

EXHIBIT B
                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               GENTA INCORPORATED

      GENTA INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,
        DOES HEREBY CERTIFY:

        FIRST: That at a meeting of the Board of Directors of Genta Incorporated, resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation of the corporation, and declaring that such amendment is advisable and that such amendment should be submitted to the stockholders of the corporation for approval. The resolution setting forth the proposed amendment is as follows:

               RESOLVED, that the first sentence of Article XI of the Restated Certificate of Incorporation, as amended, of the Company be, and hereby is, deleted.

        SECOND: Thereafter, pursuant to resolutions of the corporation's Board of Directors, the amendment was submitted to the stockholders of the corporation for approval at a Meeting of Stockholders, and such meeting was called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware. The necessary number of shares as required by statute were voted in favor of the amendment.

        THIRD: The said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Kenneth G. Kasses, Ph.D., its President, and by Robert E. Klem, Ph.D., its Vice President, as of this ___ day of __________________.

                                              GENTA INCORPORATED


                                              By_______________________
                                                        Kenneth G. Kasses, Ph.D.
                                                        President
Attest:

---------------------------
Robert E. Klem, Ph.D.
Vice President

EXHIBIT C

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               GENTA INCORPORATED

        GENTA INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

        DOES HEREBY CERTIFY:

        FIRST: That at a meeting of the Board of Directors of Genta Incorporated, resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation of the corporation, and declaring that such amendment is advisable and that such amendment should be submitted to the stockholders of the corporation for approval. The resolution setting forth the proposed amendment is as follows:

               RESOLVED, that Article X of the Certificate of Incorporation be deleted and replaced with the following:
               The number of directors which shall constitute the whole Board of Directors of the corporation shall be determined in the by-laws as provided therein. The directors of the corporation shall be elected by the stockholders entitled to vote thereon at each annual meeting of stockholders and shall hold office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The term of office of each director in office at the time this amendment to Article X of the Restated Certificate of Incorporation of the corporation becomes effective shall expire at the time of the opening of the polls for the election of directors at the next annual meeting of stockholders of the corporation held after the time this amendment to Article X becomes effective.

        SECOND: Thereafter, pursuant to resolutions of the corporation's Board of Directors, the amendment was submitted to the stockholders of the corporation for approval at a Meeting of Stockholders, and such meeting was called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware. The necessary number of shares as required by statute were voted in favor of the amendment.

        THIRD: The said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Kenneth G. Kasses, Ph.D., its President, and by Robert E. Klem, Ph.D., its Vice President, as of this ___ day of __________________.

                                            GENTA INCORPORATED


                                            By_______________________
                                                      Kenneth G. Kasses, Ph.D.
                                                      President
Attest:

---------------------------
Robert E. Klem, Ph.D.
Vice President

EXHIBIT D











                               GENTA INCORPORATED

                            1998 STOCK INCENTIVE PLAN

                                Table of Contents
                                                                            Page
                                    ARTICLE I
                                     GENERAL

1.1     Purpose............................................................    1
1.2     Administration.....................................................    1
1.3     Persons Eligible for Awards........................................    2
1.4     Types of Awards Under Plan.........................................    2
1.5     Shares Available for Awards........................................    2
1.6     Definitions of Certain Terms.......................................    4

                                   ARTICLE II
                              AWARDS UNDER THE PLAN

2.1     Agreements Evidencing Awards.......................................    5
2.2     No Rights as a Shareholder.........................................    6
2.3     Grant of Stock Options, Stock Appreciation
          Rights and Reload Options........................................    6
2.4     Exercise of Options and Stock Appreciation Rights..................    8
2.5     Termination of Employment; Death...................................    8
2.6     Grant of Restricted Stock..........................................    9
2.7     Grant of Restricted Stock Units....................................   10
2.8     Other Stock-Based Awards...........................................   10
2.9     Grant of Dividend Equivalent Rights................................   11
2.10    Right of Recapture.................................................   11

                                   ARTICLE III
                                  MISCELLANEOUS

3.1     Amendment of the Plan; Modification of Awards......................   11
3.2     Tax Withholding....................................................   12
3.3     Restrictions.......................................................   12
3.4     Nonassignability...................................................   13
3.5     Requirement of Notification of Election
          Under Section 83(b) of the Code..................................   13
3.6     Requirement of Notification Upon Disqualifying Disposition Under
          Section 421(b) of the Code.......................................   13
3.7     Change in Control, Dissolution, Liquidation, Merger................   13
3.8     Right of Discharge Reserved........................................   15
3.9     Nature of Payments.................................................   15
3.10    Non-Uniform Determinations.........................................   16
3.11    Other Payments or Awards...........................................   16
3.12    Section Headings...................................................   16
3.13    Effective Date and Term of Plan....................................   16
3.14    Governing Law......................................................   16

                                    ARTICLE I
                                     GENERAL

1.1     Purpose

               The purpose of the Genta Incorporated 1998 Stock Incentive Plan (the "Plan") is to provide for officers, other employees and directors of, and consultants to, Genta Incorporated (the "Company") and its subsidiaries an incentive (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2     Administration

               1.2.1 Subject to Section 1.2.6, the Plan shall be administered by the Compensation Committee (the "Committee") of the board of directors of the Company (the "Board"), which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Committee is a "non-employee director" within the meaning of Rule 16b-3 or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of "non-employee directors". To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Internal Revenue Code of 1986 (the "Code"), the members of the Committee shall be "outside directors" within the meaning of section 162(m).

               1.2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan; (b) to construe, interpret and implement the Plan and any plan agreements executed pursuant to Section 2.1; (c) to prescribe, or amend and rescind rules and regulations relating to the Plan, including rules governing its own operations; (d) to make all determinations necessary or advisable in administering the Plan; (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan; (f) to amend the Plan to reflect changes in applicable law; (g) to determine whether, to what extent and under what circumstances awards may be settled or exercised in cash, Shares of Common Stock, other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, canceled, forfeited or suspended; and (h) to determine whether, to what extent and under what circumstances cash, shares of Common Stock, other securities, other awards or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Committee.

               1.2.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

               1.2.4 The determination of the Committee on all matters relating to the Plan or any plan agreement shall be final, binding and conclusive.

               1.2.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

               1.2.6 Notwithstanding  anything to the contrary contained herein:
(a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, grant awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

1.3     Persons Eligible for Awards

               Awards under the Plan may be made to such directors (including directors who are not employees), officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants, advisers and other independent contractors of the Company and its subsidiaries (collectively, "key persons"), as the Committee shall select in its discretion.

1.4     Types of Awards Under Plan

               Awards may be made under the Plan in the form of (a) incentive stock options (within the meaning of section 422 of the Code); (b) non-qualified stock options; (c) stock appreciation rights; (d) dividend equivalent rights;
(e) restricted stock; (f) restricted stock units; and (g) other stock-based awards, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option (other than an incentive stock option that may be assumed or issued by the Company in connection with a transaction to which section 424(a) of the Code applies) may be granted to a person who is not an employee of the Company on the date of grant.

1.5     Shares Available for Awards

               1.5.1 Total shares available. The total number of shares of common stock of the Company, par value $.001 per share ("Common Stock"), which may be transferred pursuant to awards granted under the Plan shall not exceed 6,750,000; provided, however, that such number of shares may be increased at any time or from time to time, at the discretion of the Board of Directors, by an aggregate amount up to the product of (x) .15 and (y) the sum of (1) the difference between (A) the number of shares of Common Stock which may be obtained upon conversion of the Series D Convertible Preferred Stock pursuant to the modification in the conversion price effected by the Reset, as defined in the fifth paragraph of Subsection 4 (a) of the Certificate of Designations for the Series D Convertible Preferred Stock, as amended from time to time, or any contractual modification to such Reset (collectively, the "Reset"); and (B) the number of shares of Common Stock obtainable upon conversion of the Series D Convertible Preferred Stock immediately prior to such Reset and (2) the number of shares of Common Stock which may be obtained upon the exercise of any

Penalty Warrants (as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1997). Notwithstanding the foregoing, the total number of incentive stock options (as defined in Section 1.6.2) which may be granted may not exceed 5,000,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. If, after the effective date of the Plan, any award is forfeited or any award otherwise terminates or is cancelled without the delivery of shares of Common Stock, then the shares covered by such award or to which such award relates shall again become available for transfer pursuant to awards granted or to be granted under this Plan. Any shares of Common Stock delivered by the Company, any shares of Common Stock with respect to which awards are made by the Company and any shares of Common Stock with respect to which the Company becomes obligated to make awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for awards under this Plan.

               1.5.2 Individual Limit. The total number of shares of Common Stock with respect to which stock options and stock appreciation rights may be granted to any one employee of the Company or a subsidiary during any two-year period shall not exceed 8,000,000 shares.

               1.5.3 Adjustments. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding award, the number of shares available for awards, the number of shares that may be subject to awards to any one employee, and the price per share of Common Stock covered by each such outstanding award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein or in the applicable plan agreement, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an award. After any adjustment made pursuant to this Section 1.5.3, the number of shares subject to each outstanding award shall be rounded to the nearest whole number.

               1.5.4 Except as provided in this Section 1.5 and in Section 2.3.8, there shall be no limit on the number or the value of the shares of Common Stock that may be subject to awards to any individual under the Plan.

1.6     Definitions of Certain Terms

               1.6.1 The "Fair Market Value" of a share of Common Stock on any day shall be determined as follows.

                     (a) If the principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market or Small Cap Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

                     (b) If the Common  Stock is actively  traded but  paragraph
(a) does not apply, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

                     (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee.

               1.6.2 The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable plan agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "nonqualified stock option."

               1.6.3 The term "employment" means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee's association with the Company or a subsidiary as a director, consultant, adviser, other independent contractor or otherwise.

               1.6.4 A grantee shall be deemed to have a "termination of employment" upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 424(a) of the Code applies. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan; (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan; and (c) when a change in a non-employee's association with the Company constitutes a termination of employment for purposes of the Plan. The Committee shall have the right to determine whether a grantee's termination of employment is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Committee shall be final, binding and conclusive.

               1.6.5 The term "cause," when used in connection with termination of a grantee's employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or a subsidiary thereof. In the absence of such an employment agreement provision, "cause" means: (a) conviction of any crime (whether or not involving the Company or its subsidiaries) constituting a felony in the jurisdiction involved; (b) engaging in any act which, in each case, subjects, or if generally known would subject, the Company or its subsidiaries to public ridicule or embarrassment;
(c) material violation of the Company's or a subsidiary's policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (d) serious neglect or misconduct in the performance of the grantee's duties for the Company or a subsidiary or willful or repeated failure or refusal to perform such duties; in each case as determined by the Committee, which determination shall be final, binding and conclusive.


                                   ARTICLE II
                              AWARDS UNDER THE PLAN

2.1     Agreements Evidencing Awards

               Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written agreement ("plan agreement") which shall contain such provisions as the Committee in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the grantee become a party to a shareholders' agreement with respect to any shares of Common Stock acquired pursuant to the award, a requirement that the grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the grantee wishes to transfer any such shares. The Committee may grant awards in tandem with or in substitution for any other award or awards granted under this Plan or any award granted under any other plan of the Company or any subsidiary. Payments or transfers to be made by the Company or any subsidiary upon the grant, exercise or payment of an award may be made in such form as the Committee shall determine, including cash, shares of Common Stock, other securities, other awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules established by the Committee. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable plan agreement.

2.2     No Rights as a Shareholder

               No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5.3, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.3     Grant of Stock Options, Stock Appreciation
        Rights and Reload Options

               2.3.1 The Committee may grant incentive stock options and nonqualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan.

               2.3.2 The Committee may grant stock appreciation rights to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

               2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable plan agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the plan agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

               2.3.4 Each plan agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted (except as permitted in connection with the assumption or issuance of options in a transaction to which section 424(a) of the Code applies), and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

               2.3.5 Each plan agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

               2.3.6 The Committee may in its discretion include in any plan agreement with respect to an option (the "original option") a provision that an additional option (the "additional option") shall be granted to any grantee who, pursuant to Section 2.4.3(b), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a plan agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to
Section 2.4.3(b) in payment of such exercise price shall have been held for at least six months.

               2.3.7 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

               2.3.8 Notwithstanding the provisions of Sections 2.3.4 and 2.3.5, to the extent required under section 422 of the Code, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of five (5) years from the date it is granted.

2.4     Exercise of Options and Stock Appreciation Rights

               Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

               2.4.1 Unless the applicable plan agreement otherwise provides, an option or stock appreciation right shall become exercisable in four substantially equal installments, on each of the first, second, third and fourth anniversaries of the date of grant, and each installment, once it becomes exercisable, shall remain exercisable until expiration, cancellation or termination of the award.

               2.4.2 Unless the applicable plan agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall prescribe.

               2.4.3 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable plan agreement provides otherwise, by delivery of shares of Common Stock (which, if acquired pursuant to exercise of a stock option, were acquired at least six months prior to the option exercise date) and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other method as the Committee may from time to time prescribe.

               2.4.4  Promptly  after  receiving  payment  of  the  full  option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee's stockbroker.

2.5     Termination of Employment; Death

               2.5.1 Except to the extent otherwise provided in Section 2.5.2 or
2.5.3 or in the applicable plan agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee's employment for any reason (including death).

               2.5.2 Except to the extent otherwise provided in the applicable plan agreement, if a grantee's employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within ninety
(90) days after employment terminates, except that this ninety day period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the plan agreement. In the case of an incentive stock option, the term "disability" for purposes of the preceding sentence shall have the meaning given to it by section 422(c)(6) of the Code.

               2.5.3 Except to the extent otherwise provided in the applicable plan agreement, if a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee's awards are exercisable pursuant to Section 2.5.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee's death or the expiration date of the award. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable plan agreement which would have applied to the grantee.

2.6     Grant of Restricted Stock

               2.6.1 The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by executing a plan agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Committee may determine.

               2.6.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee's name a certificate or certificates for the shares of Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the non-transferability restrictions and Company repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Committee in its discretion may include in the applicable plan agreement.

               2.6.3 Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable plan agreement.

               2.6.4  Shares  of  restricted  stock  may not be sold,  assigned,
transferred,   pledged  or  otherwise   encumbered  or  disposed  of  except  as
specifically provided in this Plan or the applicable plan agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the non-transferability of the restricted stock shall lapse. Unless the applicable plan agreement provides otherwise, additional shares of Common Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

               2.6.5 During the 120 days following termination of the grantee's employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee's estate) any amount paid by the grantee for such shares.

2.7     Grant of Restricted Stock Units

               2.7.1 The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.

               2.7.2 At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee's employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled.

               2.7.3 At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Common Stock.

2.8     Other Stock-Based Awards

               The Committee may grant other types of stock-based awards (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.9     Grant of Dividend Equivalent Rights

               The Committee may in its discretion include in the plan agreement with respect to any award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a plan agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.10    Right of Recapture

               2.10.1 If at any time within one year after the date on which a participant exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a "realization event"), the participant (a) is terminated for cause or (b) engages in any activity determined in the discretion of the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the participant from the realization event shall be paid by the participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).


                                   ARTICLE III
                                  MISCELLANEOUS

3.1     Amendment of the Plan; Modification of Awards

               3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the

Board or the Committee that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

               3.1.2 Shareholder approval of any amendment shall be obtained to the extent necessary to comply with section 422 of the Code (relating to incentive stock options) or other applicable law or regulation.

               3.1.3 The Committee may amend any outstanding plan agreement, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Agreement. However, any such amendment (other than an amendment pursuant to Section 3.7.2, relating to change in control) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2     Tax Withholding

               3.2.1 As a condition to the receipt of any shares of Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

               3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, unless otherwise specified in the applicable plan agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3     Restrictions

               3.3.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action a "plan action"), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

               3.3.2 The term  "consent" as used herein with respect to any plan action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a plan action by any governmental or other regulatory bodies.

3.4     Nonassignability

               Except to the extent otherwise provided in the applicable plan agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.5     Requirement of Notification of
        Election Under Section 83(b) of the Code

               If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6     Requirement of Notification Upon Disqualifying
        Disposition Under Section 421(b) of the Code

               If any grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an incentive stock option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within 10 days thereof.


3.7     Change in Control, Dissolution, Liquidation, Merger

               3.7.1 For purposes of this Section 3.7, a "change in control" shall have occurred if:

                     (a) any "person", as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than (i) the shareholders of the Company as of the effective date of the Plan (the "Current Shareholders", such term to include their heirs or estates, or trusts or other entities the primary beneficiaries of which are the Current Shareholders or persons designated by them), (ii) the Company or any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities without the prior written consent of the Committee or the Board; or

                     (b) during any period of twenty-four (24) consecutive months, individuals who at the effective date of the Plan constitute the Board and any new director whose election by the Board or nomination for election by the Company shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                     (c) the shareholders of the Company approve a merger or consoli- dation of the Company with any other company (other than a wholly-owned subsidiary of the Company), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined in Section 3.7.1(a) above with the exceptions noted in section 3.7.1(a)) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                     (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

               3.7.2  Upon the happening of a change in control:

                     (a) notwithstanding any other provision of this Plan, any option or stock appreciation right then outstanding shall become fully vested and immediately exercisable upon the subsequent termination of employment of the grantee by the Company or its successors without cause within one year of such change in control unless the applicable plan agreement expressly provides otherwise;

                     (b) to the fullest extent permitted by law, the Committee may, in its sole discretion, amend any plan agreement in such manner as it deems appropriate, including, without limitation, by amendments that advance the dates upon which any or all outstanding awards of any type shall terminate.

               3.7.3 In the event of the proposed dissolution or liquidation of the Company, all outstanding awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, accelerate the date on which any award becomes exercisable or fully vested and/or declare that any award shall terminate as of a specified date.

               3.7.4 In the event of a merger or consolidation ("merger") of the Company with or into any other corporation or entity ("successor corporation"), outstanding awards shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion, to accelerate the date on which an award becomes exercisable or fully vested. In the absence of an assumption or substitution of awards, awards shall, to the extent not exercised, terminate as of the date of the closing of the merger. For the purposes of this Section 3.7.4, an award shall be considered assumed if, for every share of Common Stock subject thereto immediately prior to the merger, the grantee has the right, following the merger, to acquire the consideration received in the merger transaction by holders of shares of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be acquired pursuant to the award, for each share of Common Stock subject thereto, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger. For purposes hereof, the term "merger" shall include any transaction in which another corporation acquires all of the issued and outstanding Common Stock of the Company.

3.8     Right of Discharge Reserved

               Nothing in the Plan or in any plan agreement shall confer upon any grantee the right to continue in the employ of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate such employment.

3.9     Nature of Payments

               3.9.1 Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

               3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or of any subsidiary or under any agreement with the grantee, unless such plan or agreement specifically provides otherwise.

3.10  Non-Uniform Determinations

               The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.11  Other Payments or Awards

               Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12  Section Headings

               The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13  Effective Date and Term of Plan

               3.13.1 The Plan was adopted by the Board on May 28, 1998 (the "effective date"), subject to approval by the Company's shareholders. All awards under the Plan prior to such shareholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

               3.13.2 Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the day before the tenth anniversary of the effective date of the Plan, and no incentive stock option awards shall thereafter be made under the Plan. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable plan agreements.

3.14  Governing Law

               All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

EXHIBIT E


                               GENTA INCORPORATED

                 NON-EMPLOYEE DIRECTORS' 1998 STOCK OPTION PLAN


1.      Purpose

               The purpose of the Genta Incorporated Non-Employee Directors' 1998 Stock Option Plan (the "Plan") is to provide an incentive to those directors of Genta Incorporated (the "Company") who are not employees of the Company to serve on the board of directors of the Company (the "Board") and to maintain and enhance the Company's long-term performance.

2.      Administration

               The terms of the stock options to be awarded under the Plan are set forth herein and may not be varied other than by amendment of the Plan in accordance with Section 10. To the extent that any administrative action is required in connection with the Plan, such action shall be taken by the Board, whose determination in such case shall be final, binding and conclusive.

3.      Shares Available for Awards

               The total number of shares of common stock of the Company, par value $.001 per share ("Common Stock"), which may be transferred upon the exercise of options granted under the Plan shall not exceed 3,000,000 shares plus the number of shares underlying the options referred to in Section 5(c) (as adjusted as provided therein). Such shares may be authorized and unissued shares, treasury shares or shares acquired by the Company for the purposes of the Plan. Any shares of Common Stock that are subject to a stock option under the Plan and that have not been transferred at the time such option is cancelled or terminated shall again be available for options under the Plan.

4.      Persons Eligible for Stock Options

               Stock options shall be granted under the Plan only to persons who are members of the Board and are not employees of the Company or any subsidiary thereof ("Eligible Directors").

5.      Grant of Stock Options

               (a) Every option granted under the Plan shall be subject to the terms and conditions set forth in the Plan, and shall be evidenced by an option agreement which shall not be inconsistent with the provisions of the Plan.

               (b) As of the close of each annual meeting of the Company's shareholders ("Annual Meeting"), commencing with the Annual Meeting in 1999, each individual who qualifies as an Eligible Director at the conclusion of such meeting, excluding any Eligible Director who is then receiving a grant under the Company's 1998 Stock Incentive Plan or any other stock-based compensation plan or arrangement of the Company in connection with his or her initial election or appointment to the Board, shall be granted an option to purchase 50,000 shares of Common Stock, provided that the Eligible Director has served as a director of the Company for at least six months prior to the date of such Annual Meeting.

               (c) Each Eligible Director serving as a director on May 28, 1998 shall be granted stock options to purchase the number of shares of Common Stock set forth below under the heading "Number of Initial Shares" at an exercise price of $.94375 per share (subject to proportional adjustment for any stock split or reverse stock split of the Common Stock). The exercise price and number of shares subject to such stock options shall be subject to adjustment if the number of shares of Fairly-Diluted Common Stock (as defined below) as of February 26, 1999 (the "Adjustment Date") is other than 44,725,266 shares (subject to proportional adjustment for any stock split or reverse stock split of the Common Stock) as a result of any and all Covered Events (as defined below) occurring prior to such time, in which case (x) the number of shares of Common Stock covered by the stock option shall increase by a number of shares equal to the percentage set forth below under the caption "Applicable Percentage" of the number of shares of Fairly-Diluted Common Stock as of the Adjustment Date in excess of 44,725,266 that are attributable to Covered Events and (y) the per share exercise price shall be adjusted to equal the conversion price of the Company's Series D Convertible Preferred Stock immediately after the Reset (as defined in the fifth paragraph of Subsection 4(a) of the Certificate of Designations for the Series D Convertible Preferred Stock, as amended from time to time) as modified by any contractual modification to such Reset agreed to by at least a majority of the holders of Series D Preferred Stock. "Fairly-Diluted Common Stock" shall mean, as of a specified date, the number of shares of Common Stock that would be outstanding on such date assuming
(i) the conversion into Common Stock on such date of all preferred stock of the Company outstanding on May 28, 1998 or issuable upon exercise of warrants outstanding on May 28, 1998; and (ii) the exercise of all warrants of the Company outstanding on May 28, 1998 or contractually required to be issued pursuant to an agreement in effect on May 28, 1998, in each case having an exercise price per share of Common Stock of less than $2.00 on May 28, 1998 (subject to proportional adjustment for any stock split or reverse stock split of the Common Stock) including, but not limited to, any Penalty Warrants (as defined in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 1997) that may be issued. "Covered Events" mean any issuance of Penalty Warrants or alteration of the conversion price of the Series D Preferred Stock pursuant to the Reset referred to above or any contractual modification thereof.

                                                                    Applicable
Director                     Number of Initial Shares             Percentage (%)

Drapkin                              675,000                            1.5

Cooper                               337,500                             .75

Sandage                              337,500                             .75

Kessel                                75,000                             .167

Salomon                               75,000                             .167

Stein                                 75,000                             .167

Wakoff                                75,000                             .167

Weiss                                 75,000                             .167


6.      Terms of Stock Options

               (a) The exercise price per share of Common Stock under each option granted under Section 5(b) shall be equal to the "Fair Market Value" per share of Common Stock on the date of option grant. For purposes of the Plan, the "Fair Market Value" of a share of Common Stock on any day shall be as follows:
(i) if the principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market or SmallCap Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; (ii) If the Common Stock is actively traded but clause (i) does not apply, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or (iii) In the event that neither clause (i) or (ii) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Board. The exercise price of each option granted under Section 5(c) shall be $0.94375 per share, subject to adjustment as provided in Section 5(c).

               (b) Each option granted under the Plan shall have a term of ten years, and shall not be exercisable after the tenth anniversary of the date of grant.

               (c) Each option granted under Section 5(b) shall become exercisable in full on the date of the Annual Meeting next following the date of grant provided that the optionee continues to serve as a member of the Board of Directors immediately following such Annual Meeting. Each option granted under
Section 5(c) shall become exercisable in 16 substantially equal installments on the last day of each calendar quarter after October 1, 1997 provided that adjustments to the number of options contemplated by Section 5(c) shall be pro-rated as to vesting over the remaining quarterly periods after the adjustment. An option may be exercised from time to time for all or part of the shares as to which it is then exercisable (but, in any event, only for whole shares).

7.      Exercise of Options

               (a) An option shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Company shall prescribe, accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; (ii) by delivery of shares of Common Stock (which, if acquired pursuant to the exercise of a stock option, were acquired at least six months prior to the option exercise date) and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (iii) at the discretion of the Board and to the extent permitted by law, by such other method as the Board may authorize, including, without limitation, at the discretion of the Board, by the withholding of shares (valued at their Fair Market Value on the date of exercise) underlying the Option.

               (b) Promptly after receiving payment of the full option exercise price, the Company shall deliver to the Eligible Director, or to such other person as may then have the right to exercise the option, a certificate for the shares of Common Stock for which the option has been exercised.

               (c) The holder of a stock option (or other person having the right to exercise the option) shall have none of the rights of a shareholder of the Company with respect to the shares subject to the option until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 9, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

8.      Termination of Directorship; Change of Control

               (a) If an optionee's membership on the Board terminates for any reason other than death, the optionee may exercise any outstanding option to the extent that the optionee was entitled to exercise it on the date of termination. Exercise must occur within six months after termination, except that the six-month period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the option.

               (b) If an optionee dies while serving on the Board, or during the period in which an option is exercisable pursuant to paragraph (a) of this
Section 8, any outstanding option shall be exercisable to the extent that the optionee was entitled to exercise it on the date of death. Exercise must occur by the earlier of the first anniversary of death or the expiration date of the option. Such exercise shall be made only by the optionee's executor or administrator, unless the optionee's will specifically disposes of the option, in which case exercise shall be made only by the recipient of such specific disposition. If an optionee's personal representative or the recipient of a specific disposition under the optionee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable agreement which would have applied to the optionee including, without limitation, the provisions of Section 11 hereof.

               (c) Upon expiration of the applicable six-month or one-year period described in paragraph (a) or (b) of this Section 8, any unexercised option shall be null and void.

               (d) Upon the happening of a change in control (as hereinafter defined) notwithstanding any other provision of this Plan, any option granted under Section 5(c) then outstanding shall become fully vested and immediately exercisable (i) upon the termination of the Eligible Director's status as an Eligible Director as a result of the removal of such person from the Board (other than for cause) by shareholder action within one year of such change in control or (ii) in the case of any liquidation, sale, disposition or other transaction described in clause (D) of the next sentence, immediately upon the consummation of such liquidation, sale, disposition or other transaction. A "change in control" shall have occurred if: (A) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") (other than (i) the shareholders of the Company as of the effective date of the Plan (the "Current Shareholders", such term to include their heirs or estates, or trusts or other entities the primary beneficiaries of which are the Current Shareholders or persons designated by them, (ii) the Company or any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities without the prior written consent of the Board; or (B) during any period of twenty-four (24) consecutive months, individuals who at the effective date of the Plan constitute the Board and any new director whose election by the Board or nomination for election by the Company shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or (C) the shareholders of the Company approve a merger or consolidation of the Company with any other company (other than a wholly-owned subsidiary of the Company), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined in clause
(A) above with the exceptions noted in said clause (A)) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or
(D) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

               (e) In the event of a merger or consolidation ("merger") of the Company with or into any other corporation or entity ("successor corporation"), outstanding awards granted under this Plan shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. For the purposes of this paragraph
(e), an award shall be considered assumed if, for every share of Common Stock subject thereto immediately prior to the merger, the grantee has the right, following the merger, to acquire the consideration received in the merger transaction by holders of shares of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be acquired pursuant to the award, for each share of Common Stock subject thereto, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger. For purposes hereof, the term "merger" shall include any transaction in which another corporation acquires all of the issued and outstanding Common Stock of the Company.

9.      Change in Capitalization

               In the event of any change in the Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, reclassification, merger, consolidation, split-up, combination, exchange of shares or the like, the Board shall appropriately adjust the number and kind of shares authorized for issuance under the Plan, the number of shares subject to each option then outstanding or subsequently granted under the Plan and the exercise price of each such option. The Board's determination as to what, if any, adjustments shall be made shall be final, binding and conclusive on the Company and on all Eligible Directors who receive option grants under the Plan.

10.     Amendment of the Plan

               (a) The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever; provided, however, that no such amendment shall impair any material rights or increase any material obligations under any option theretofore granted under the Plan without the consent of the optionee (or, after the optionee's death, the person having the right to exercise the option). For purposes of this Section 10, any action of the Board that alters or affects the tax treatment of any option shall not be considered to materially impair any rights of any optionee.

               (b) Shareholder approval shall be required with respect to any amendment if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of any applicable law, rule or regulation.

11.     Restrictions

               (a) If the Board shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any option under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board.

               (b) The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the optionee with respect to the disposition of shares, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

12.     Nonassignability

               No award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

13.     No Right to Re-election

               Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company's shareholders, nor confer upon any Eligible Director the right to remain a member of the Board for any period of time or at any particular rate of compensation.

14.     No Limitation on Corporate Actions

               This Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

15.     Section Headings

               The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

16.     Effective Date and Term of Plan

               The Plan was adopted by the Board on May 28, 1998, subject to approval by the Company's shareholders. Unless sooner terminated by the Board, the Plan shall terminate on the date when no more shares are available for transfer under the Plan. Options outstanding upon Plan termination shall continue in effect in accordance with their terms.

17.     Governing Law

               All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

                               GENTA INCORPORATED

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      FOR ANNUAL MEETING ON JULY 14, 1998.

               The undersigned stockholder of Genta Incorporated (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement each dated June 22, 1998 and the undersigned revokes all prior proxies and appoints Kenneth G. Kasses, Ph.D., Robert E. Klem, Ph.D. or either of them, as proxies for the undersigned, with full power of substitution to each, to vote all shares of Common Stock and/or Series D Preferred Stock of the Company which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held at the Harborside Hyatt Conference Center & Hotel, 101 Harborside Drive, Boston, Massachusetts, at 11:00 a.m., local time, on July 14, 1998 and at any postponement or adjournment thereof, and the undersigned authorizes and instructs said proxies or their substitutes to vote as follows:

1. APPROVAL OF REVERSE STOCK SPLITS OF THE COMPANY'S  OUTSTANDING  COMMON STOCK:
To approve the Company's proposed Reverse Stock Splits:
          FOR |_|                       AGAINST |_|                  ABSTAIN |_|

2. AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REMOVE THE STOCKHOLDER MEETING REQUIREMENT: To remove the requirement from the Company's Restated Certificate of Incorporation, as amended, that stockholder action be taken at a meeting:
          FOR |_|                       AGAINST |_|                  ABSTAIN |_|

3. AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS: To remove the classification of the Board of Directors from the Company's Restated Certificate of Incorporation, as amended.
          FOR |_|                       AGAINST |_|                  ABSTAIN |_|

4. ELECTION OF CLASS I DIRECTORS: To elect the nominees listed below to Class I of the Board of Directors for a term of three years:
      FOR ALL NOMINEES LISTED BELOW                     WITHHOLD AUTHORITY
      (except as marked to the contrary below) |_|      to vote for all nominees
                                                        listed below         |_|

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

KENNETH G. KASSES, Ph.D.  |_|        PETER SALOMON, M.D.  |_|
ANDREW J. STEIN           |_|        HARLAN J. WAKOFF     |_|

5.  ADOPTION OF THE 1998 STOCK  INCENTIVE  PLAN AND GRANTS OF OPTIONS  UNDER THE
PLAN: To adopt the Company's 1998 Stock Incentive Plan and to approve grants of options under such plan:
          FOR |_|                       AGAINST |_|                  ABSTAIN |_|

6. ADOPTION OF THE NON-EMPLOYEE DIRECTORS' 1998 STOCK OPTION PLAN AND GRANTS OF OPTIONS UNDER THE PLAN: To adopt the Non-Employee Directors' 1998 Stock Option Plan and to approve grants of options under such plan.
          FOR |_|                       AGAINST |_|                  ABSTAIN |_|

and in their discretion, upon any other matters that may properly come before the meeting or any adjournments thereof.

            (Continued and to be dated and signed on the other side.)

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR APPROVAL OF REVERSE STOCK SPLITS OF THE COMPANY'S OUTSTANDING COMMON STOCK, FOR AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REMOVE THE STOCKHOLDER MEETING REQUIREMENT, FOR AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS, FOR THE ELECTION OF ALL NOMINEES FOR CLASS I DIRECTOR, FOR ADOPTION OF THE 1998 STOCK INCENTIVE PLAN AND GRANTS OF OPTIONS UNDER THE PLAN, FOR ADOPTION OF THE NON-EMPLOYEE DIRECTORS' 1998 STOCK OPTION PLAN AND GRANTS OF OPTIONS UNDER THE
PLAN AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

      Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.


      PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                           Dated: _______________________, 1998


                                           ------------------------------------
                                           (Signature of Stockholder)



                                           ------------------------------------
                                           (Signature of Stockholder)

                                           Please  sign  exactly as your
                                           name(s) appears on your stock
                                           certificate.  If  signing  as
                                           attorney,           executor,
                                           administrator,   trustee   or
                                           guardian, please indicate the
                                           capacity  in  which  signing.
                                           When    signing    as   joint
                                           tenants,  all  parties to the
                                           joint tenancy must sign. When
                                           the   proxy  is  given  by  a
                                           corporation,   it  should  be
                                           signed   by   an   authorized
                                           officer.